UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2018 through February 28, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Corporate
                               High Yield Fund

--------------------------------------------------------------------------------
                               Semiannual Report | February 28, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A  HYCAX
                               Class C  HYCCX
                               Class Y  HYCYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                               [LOGO]  Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         26

Notes to Financial Statements                                                33

Approval of Investment Management Agreement                                  41

Trustees, Officers and Service Providers                                     46

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 3

Portfolio Management Discussion | 2/28/19

In the following interview, Matthew Shulkin discusses the factors that influenced the performance of Pioneer Corporate High Yield Fund during the six-month period ended February 28, 2019. Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Andrew Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2019?

A Pioneer Corporate High Yield Fund's Class A shares returned 1.94% at net asset value during the six-month period ended February 28, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 1.98%. During the same period, the average return of the 717 mutual funds in Morningstar's High Yield Bond Funds category was 1.43%.

Q How would you describe the market environment for high-yield investors during the six-month period ended February 28, 2019?

A Entering the six-month period, investor sentiment with respect to the credit-sensitive areas of the market, including high-yield securities, was boosted by a positive fundamental backdrop that featured solid economic growth and strong corporate profits. (Credit-sensitive securities are more susceptible to credit, or default risk, as opposed to interest-rate risk.) However, in the fourth quarter of 2018, there was a significant decline in the prices of most "risk" assets as the market's appetite for risk weakened due to concerns over the Federal Reserve's (the Fed's) continued tightening of U.S. monetary policy, the escalating U.S.-China trade dispute, and mounting evidence of slowing economic growth overseas. During that time period, stocks embarked on a downward spiral that would persist through the end of the 2018 calendar year, as did oil prices, which declined on an unfavorable supply-and-demand outlook.

      Despite the market weakness, in December the Fed pushed ahead and raised short-term interest rates for a fourth time in 2018, increasing its benchmark rate to the 2.25% to 2.50% range, while also signaling the likelihood of two additional rate hikes in 2019. Price volatility among risk assets spiked as markets feared the Fed would "overshoot" in raising interest

4 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 rates given the uncertain outlook for global economic growth. The deteriorating market conditions resulted in a global flight-to-safety trade that helped drive down the 10-year U.S. Treasury yield from 3.05% to 2.69% over the last three months of 2018.

      Risk-oriented assets rebounded in January of 2019, though, as the Fed struck a less aggressive tone with regard to future rate increases. Signs of progress on trade-related matters and solid corporate earnings results also helped propel the markets higher at the beginning of 2019. The upward trend continued in February, although the pace of gains moderated. As a result of the rally, major stock indices experienced double-digit returns for the first two months of 2019, while high-yield corporate bonds returned better than 6%. In addition to an improved backdrop for credit-based assets, the high-yield market benefited from a supportive technical environment characterized by light new-issue supply and positive flows into the high-yield market, especially through investments in high-yield mutual funds. Oil prices also began to recover from their December lows and had pushed back up through the $60/barrel level by mid-January.

Q Can you review the Fund's principal strategies during the six-month period ended February 28, 2019, and the degree to which they added to or detracted from returns versus the benchmark?

A Entering the period, we had begun to reduce the Fund's overall risk profile, and we continued that process through September 2018. The risk-profile reduction resulted in the Fund's being underweight to issues in the "CCC" quality range, which was a leading positive contributor to benchmark-relative performance over the six-month period as lower-rated issues lagged higher-quality issues within the high-yield market. With regard to sector allocations, positive contributors to the Fund's benchmark-relative performance were led by the portfolio's positioning within energy, where our overall focus on higher-quality issues helped bolster performance during the fourth quarter sell-off in risk assets. Out-of-benchmark allocations to convertible securities and bank loans also contributed modestly to relative performance.

      With regard to individual portfolio positions, our decision to add exposure to Valeant Pharmaceuticals after its debt suffered a severe sell-off aided the Fund's benchmark-relative returns, as the bond price rallied on the company's improved operating results and management's steps to sell assets and pay down debt. An overweight Fund position in Ardagh Group aided relative performance as the metal-and-glass packaging manufacturer experienced better-than-expected operating results. Portfolio exposure to home construction company Lennar also contributed positively to the Fund's

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 5 benchmark-relative results, as the company's debt moved closer to a potential investment-grade rating. With respect to the Fund's holdings of convertible securities, a position in biopharmaceutical company Insmed contributed meaningfully to the Fund's benchmark-relative performance, with gains driven by provisional, accelerated FDA approval of a new drug for treating lung disease, and the drug's promising post-launch treatment results.

      On the negative side of the ledger, the Fund's overweight position in Frontier Communications detracted from benchmark-relative results. The credit came under pressure in the wake of a bankruptcy filing by fellow rural-wireline company Windstream Holdings, and from the overall "risk-off" trade we witnessed in the fourth quarter of 2018. Other detractors from the Fund's benchmark-relative returns during the six-month period included positions in a handful of market-sensitive energy names, including SM Energy, Halcon, and Weatherford, all of which struggled as oil prices plunged in late 2018.

Q Can you discuss the factors that affected the Fund's income-generation/distributions to shareholders, either positively or negatively, during the semiannual period ended February 28, 2019?

A The Fund's distributions* to shareholders remained relatively stable over the six-month period. The portfolio's more "up-in-quality" and higher-rated bias resulted in a marginally lower yield compared to the benchmark ICE BofA ML Index, but we view the Fund's positioning as appropriate given where we are in the current credit cycle.

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended February 28, 2019?

A As we did not employ the use of derivatives during the six-month period, they had no impact on the Fund's performance.

Q     What is your assessment of the current climate for high-yield investing?

A With the tightening of credit spreads we saw in early 2019, high-yield valuations, in our view, are relatively rich, especially given the lingering macroeconomic and geopolitical uncertainties that the market appeared to shrug off in the January/February rally. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) In addition, we believe it is likely we will see elevated market volatility as the current credit cycle is imperiled by uncertainties surrounding monetary policy.

*     Distributions are not guaranteed.

6 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

      Given our views, we have continued to migrate the Fund to a higher-quality profile, as we did entering the fourth quarter of 2018 when valuations appeared similarly extended. High-yield prices benefited from light new-issuance over the first two months of 2019, and so any uptick in supply could test the prevailing positive tone in the market. We will seek to be nimble when attempting to take advantage of opportunities presented by any such reversal in the technical market backdrop.

      More broadly, we view a negative resolution to the U.S.-China trade dispute and a pivot by the Fed back to a more-restrictive path on interest rates as the most significant downside risks to the high-yield market.

      We believe security selection is critical during periods when the market appears to be trading at somewhat elevated levels relative to underlying fundamentals. We will remain vigilant in our efforts to capture relative value for the Fund in a fast-changing market by selectively adding portfolio exposure to issuers and sectors where we find that recent spread movements have outpaced any changes in the underlying fundamental risks.

Please refer to the Schedule of Investments on pages 16-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 7

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Portfolio Summary | 2/28/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            89.9%
U.S. Government and Agency Obligations                                      3.8%
Senior Secured Floating Rate Loan Interests                                 3.6%
Convertible Corporate Bonds                                                 1.4%
Convertible Preferred Stocks                                                1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 3/12/19                                                         2.55%
----------------------------------------------------------------------------------------------
 2. Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                     1.68
----------------------------------------------------------------------------------------------
 3. Lennar Corp., 4.75%, 11/15/22                                                        1.50
----------------------------------------------------------------------------------------------
 4. U.S. Treasury Bills, 3/5/19                                                          1.28
----------------------------------------------------------------------------------------------
 5. Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)            1.24
----------------------------------------------------------------------------------------------
 6. OCI NV, 6.625%, 4/15/23 (144A)                                                       1.06
----------------------------------------------------------------------------------------------
 7. PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                                1.06
----------------------------------------------------------------------------------------------
 8. Horizon Pharma USA, Inc., 6.625%, 5/1/23                                             1.05
----------------------------------------------------------------------------------------------
 9. PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23                        1.04
----------------------------------------------------------------------------------------------
10. CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                                    1.04
----------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 9

Prices and Distributions | 2/28/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                 2/28/19                8/31/18
--------------------------------------------------------------------------------
        A                     $9.89                  $9.97
--------------------------------------------------------------------------------
        C                     $9.88                  $9.96
--------------------------------------------------------------------------------
        Y                     $9.89                  $9.97
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18-2/28/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term          Long-Term
       Class          Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
        A            $0.2643               $ --                $ --
--------------------------------------------------------------------------------
        C            $0.2278               $ --                $ --
--------------------------------------------------------------------------------
        Y            $0.2771               $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE
BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2019)
-----------------------------------------------------
                  Net        Public       ICE BofA
                  Asset      Offering     ML U.S.
                  Value      Price        High Yield
Period            (NAV)      (POP)        Index
-----------------------------------------------------
Life of Class
(1/3/17)          4.44%       2.23%       5.16%
1 year            3.14       -1.51        4.26
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-----------------------------------------------------
                Gross            Net
-----------------------------------------------------
                1.91%            1.05%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $ 9,550                         $10,000
2/17            $ 9,711                         $10,156
2/18            $10,168                         $10,574
2/19            $10,487                         $11,025

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 11

Performance Update | 2/28/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2019)
-----------------------------------------------------
                                          ICE BofA
                                          ML U.S.
                    If        If          High Yield
Period              Held      Redeemed    Index
-----------------------------------------------------
Life of Class
(1/3/17)            3.64%     3.64%       5.16%
1 year              2.37      2.37        4.26
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-----------------------------------------------------
                Gross            Net
-----------------------------------------------------
                2.65%            1.80%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $10,000                         $10,000
2/17            $10,163                         $10,156
2/18            $10,551                         $10,574
2/19            $10,801                         $11,025

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2020, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2019)
-----------------------------------------------------
                           Net           ICE BofA
                           Asset         ML U.S.
                           Value         High Yield
Period                     (NAV)         Index
-----------------------------------------------------
Life of Class
(1/3/17)                   4.70%         5.16%
1 year                     3.40          4.26
-----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-----------------------------------------------------
                Gross         Net
-----------------------------------------------------
                1.66%         0.75%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $5,000,000                      $5,000,000
2/17            $5,090,550                      $5,078,024
2/18            $5,337,836                      $5,287,197
2/19            $5,519,556                      $5,512,420

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from September 1, 2018, through February 28, 2019.

--------------------------------------------------------------------------------
Share Class                                A              C              Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00      $1,000.00      $1,000.00
Value on 9/1/18
--------------------------------------------------------------------------------
Ending Account Value                   $1,019.40      $1,015.60      $1,020.70
(after expenses) 2/28/19
--------------------------------------------------------------------------------
Expenses Paid                              $5.06          $8.75          $3.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.75% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

14 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2018, through February 28, 2019.

--------------------------------------------------------------------------------
Share Class                                A              C              Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00      $1,000.00      $1,000.00
Value on 9/1/18
--------------------------------------------------------------------------------
Ending Account Value                   $1,019.79      $1,016.12      $1,021.08
(after expenses) 2/28/19
--------------------------------------------------------------------------------
Expenses Paid                              $5.06          $8.75          $3.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.75% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 15

Schedule of Investments | 2/28/19 (unaudited)

----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
----------------------------------------------------------------------------------------------------
                    UNAFFILIATED ISSUERS -- 98.2%
                    CONVERTIBLE PREFERRED STOCKS --
                    1.2% of Net Assets
                    Banks -- 1.2%
        116(a)      Bank of America Corp., 7.25%                                         $   150,336
         75(a)      Wells Fargo & Co., 7.5%                                                   96,225
                                                                                         -----------
                    Total Banks                                                          $   246,561
----------------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS
                    (Cost $245,344)                                                      $   246,561
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
----------------------------------------------------------------------------------------------------
                    CONVERTIBLE CORPORATE BONDS -- 1.4% of
                    Net Assets
                    Biotechnology -- 0.3%
     62,000         Insmed, Inc., 1.75%, 1/15/25                                         $    62,310
                                                                                         -----------
                    Total Biotechnology                                                  $    62,310
----------------------------------------------------------------------------------------------------
                    Healthcare-Products -- 0.3%
     54,000         Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                   $    60,008
                                                                                         -----------
                    Total Healthcare-Products                                            $    60,008
----------------------------------------------------------------------------------------------------
                    Media -- 0.4%
     96,000         DISH Network Corp., 2.375%, 3/15/24                                  $    79,556
                                                                                         -----------
                    Total Media                                                          $    79,556
----------------------------------------------------------------------------------------------------
                    Oil & Gas -- 0.4%
     84,000         Oasis Petroleum, Inc., 2.625%, 9/15/23                               $    78,328
                                                                                         -----------
                    Total Oil & Gas                                                      $    78,328
----------------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE CORPORATE BONDS
                    (Cost $285,257)                                                      $   280,202
----------------------------------------------------------------------------------------------------
                    CORPORATE BONDS -- 88.3% of Net Assets
                    Advertising -- 0.6%
    148,000         MDC Partners, Inc., 6.5%, 5/1/24 (144A)                              $   128,205
                                                                                         -----------
                    Total Advertising                                                    $   128,205
----------------------------------------------------------------------------------------------------
                    Aerospace & Defense -- 1.0%
    100,000         Bombardier, Inc., 6.0%, 10/15/22 (144A)                              $   100,500
     38,000         Bombardier, Inc., 7.5%, 3/15/25 (144A)                                    38,332
     61,000         Bombardier, Inc., 7.875%, 4/15/27 (144A)                                  60,540
                                                                                         -----------
                    Total Aerospace & Defense                                            $   199,372
----------------------------------------------------------------------------------------------------
                    Apparel -- 0.2%
     30,000         William Carter Co., 5.625%, 3/15/27 (144A)                           $    30,000
                                                                                         -----------
                    Total Apparel                                                        $    30,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Auto Parts & Equipment -- 1.6%
    204,000         American Axle & Manufacturing, Inc., 6.25%, 3/15/26                  $   199,369
    119,000         Titan International, Inc., 6.5%, 11/30/23                                110,968
                                                                                         -----------
                    Total Auto Parts & Equipment                                         $   310,337
----------------------------------------------------------------------------------------------------
                    Banks -- 3.9%
    200,000(a)(b)   Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                 $   199,500
     95,000         Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                           89,062
     90,000         Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                             84,600
    196,000         Provident Funding Associates LP/PFG Finance Corp.,
                    6.375%, 6/15/25 (144A)                                                   176,400
    227,000(a)(b)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                    Swap Rate + 760 bps)                                                     243,412
                                                                                         -----------
                    Total Banks                                                          $   792,974
----------------------------------------------------------------------------------------------------
                    Building Materials -- 2.0%
    105,000         American Woodmark Corp., 4.875%, 3/15/26 (144A)                      $   102,375
    190,000         Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                        185,487
     99,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                       100,485
     15,000         Summit Material LLC/Summit Materials Finance Corp.,
                    6.5%, 3/15/27 (144A)                                                      15,000
                                                                                         -----------
                    Total Building Materials                                             $   403,347
----------------------------------------------------------------------------------------------------
                    Chemicals -- 4.1%
    150,000         CF Industries, Inc., 5.375%, 3/15/44                                 $   131,062
    185,000         Chemours Co., 7.0%, 5/15/25                                              192,862
     78,000         Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                    7.0%, 4/15/25 (144A)                                                      78,878
    104,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                 99,320
    200,000         OCI NV, 6.625%, 4/15/23 (144A)                                           207,000
    100,000         Olin Corp., 5.0%, 2/1/30                                                  97,125
                                                                                         -----------
                    Total Chemicals                                                      $   806,247
----------------------------------------------------------------------------------------------------
                    Coal -- 0.6%
    116,000         SunCoke Energy Partners LP/SunCoke Energy Partners
                    Finance Corp., 7.5%, 6/15/25 (144A)                                  $   118,030
                                                                                         -----------
                    Total Coal                                                           $   118,030
----------------------------------------------------------------------------------------------------
                    Commercial Services -- 4.3%
    167,000         Brink's Co., 4.625%, 10/15/27 (144A)                                 $   159,067
    103,000         Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                    5/1/25 (144A)                                                             97,979
     50,000         Carriage Services, Inc., 6.625%, 6/1/26 (144A)                            51,000
     49,000         Garda World Security Corp., 8.75%, 5/15/25 (144A)                         46,918
    132,000         Prime Security Services Borrower LLC/Prime Finance,
                    Inc., 9.25%, 5/15/23 (144A)                                              139,194
     80,000         StoneMor Partners LP/Cornerstone Family Services WV,
                    7.875%, 6/1/21                                                            71,600

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 17

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Commercial Services -- (continued)
    188,000         United Rentals North America, Inc., 6.5%, 12/15/26                   $   196,225
     96,000         Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                              98,160
                                                                                         -----------
                    Total Commercial Services                                            $   860,143
----------------------------------------------------------------------------------------------------
                    Computers -- 0.4%
     75,000         Western Digital Corp., 4.75%, 2/15/26                                $    70,875
                                                                                         -----------
                    Total Computers                                                      $    70,875
----------------------------------------------------------------------------------------------------
                    Distribution & Wholesale -- 0.2%
     32,000         H&E Equipment Services, Inc., 5.625%, 9/1/25                         $    31,680
                                                                                         -----------
                    Total Distribution & Wholesale                                       $    31,680
----------------------------------------------------------------------------------------------------
                    Diversified Financial Services -- 3.1%
    192,000         Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                  $   195,360
     45,000         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                             46,196
     17,000         Nationstar Mortgage Holdings, Inc., 8.125%,
                    7/15/23 (144A)                                                            17,298
    150,000         Nationstar Mortgage LLC/Nationstar Capital Corp.,
                    6.5%, 7/1/21                                                             150,187
    185,000         Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                    6.375%, 12/15/22 (144A)                                                  190,088
                                                                                         -----------
                    Total Diversified Financial Services                                 $   599,129
----------------------------------------------------------------------------------------------------
                    Electric -- 2.3%
     72,000         Calpine Corp., 5.75%, 1/15/25                                        $    68,940
     60,000         Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                     58,950
     95,000         NRG Energy, Inc., 6.25%, 5/1/24                                           98,325
    152,398         NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                    12/15/25 (144A)                                                          163,065
      2,000         Talen Energy Supply LLC, 4.6%, 12/15/21                                    1,925
     72,000         Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                         74,160
                                                                                         -----------
                    Total Electric                                                       $   465,365
----------------------------------------------------------------------------------------------------
                    Electronics -- 0.3%
     60,000         Itron, Inc., 5.0%, 1/15/26 (144A)                                    $    58,350
                                                                                         -----------
                    Total Electronics                                                    $    58,350
----------------------------------------------------------------------------------------------------
                    Energy-Alternate Sources -- 0.3%
     50,000         TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                 $    49,536
                                                                                         -----------
                    Total Energy-Alternate Sources                                       $    49,536
----------------------------------------------------------------------------------------------------
                    Engineering & Construction -- 0.5%
    100,000         MasTec, Inc., 4.875%, 3/15/23                                        $   100,250
                                                                                         -----------
                    Total Engineering & Construction                                     $   100,250
----------------------------------------------------------------------------------------------------
                    Entertainment -- 1.2%
     23,000         Eldorado Resorts, Inc., 6.0%, 9/15/26 (144A)                         $    23,403
    101,000         Enterprise Development Authority, 12.0%, 7/15/24 (144A)                  101,758

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Entertainment -- (continued)
     15,000         Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)                   $    14,334
     93,000         Scientific Games International, Inc., 10.0%, 12/1/22                      97,766
                                                                                         -----------
                    Total Entertainment                                                  $   237,261
----------------------------------------------------------------------------------------------------
                    Environmental Control -- 2.2%
    100,000         Covanta Holding Corp., 6.0%, 1/1/27                                  $   100,250
    207,000         GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                           194,968
    142,000         Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                             141,645
                                                                                         -----------
                    Total Environmental Control                                          $   436,863
----------------------------------------------------------------------------------------------------
                    Food -- 2.1%
     55,000         Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                    LP/Albertson's LLC, 5.75%, 3/15/25                                   $    52,250
     30,000         Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                    LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                  30,900
    148,000         Ingles Markets, Inc., 5.75%, 6/15/23                                     150,590
     96,000         JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                    2/15/28 (144A)                                                            99,240
     60,000         Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                             58,950
                                                                                         -----------
                    Total Food                                                           $   391,930
----------------------------------------------------------------------------------------------------
                    Forest Products & Paper -- 0.5%
    110,000         Schweitzer-Mauduit International, Inc., 6.875%,
                    10/1/26 (144A)                                                       $   108,075
                                                                                         -----------
                    Total Forest Products & Paper                                        $   108,075
----------------------------------------------------------------------------------------------------
                    Healthcare-Services -- 3.5%
    115,000         Centene Corp., 5.375%, 6/1/26 (144A)                                 $   119,312
     55,000         CHS/Community Health Systems, Inc., 6.25%, 3/31/23                        52,937
    150,000         HCA, Inc., 5.375%, 2/1/25                                                155,578
     29,000         HCA, Inc., 5.625%, 9/1/28                                                 29,979
     19,000         HCA, Inc., 5.875%, 2/1/29                                                 19,926
    100,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                103,094
    114,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                    5/1/23 (144A)                                                            121,838
     98,000         WellCare Health Plans, Inc., 5.25%, 4/1/25                               100,053
                                                                                         -----------
                    Total Healthcare-Services                                            $   702,717
----------------------------------------------------------------------------------------------------
                    Home Builders -- 4.4%
    190,000         Beazer Homes USA, Inc., 6.75%, 3/15/25                               $   177,175
    179,000         KB Home, 7.625%, 5/15/23                                                 191,977
    288,000         Lennar Corp., 4.75%, 11/15/22                                            294,390
     30,000         Meritage Homes Corp., 6.0%, 6/1/25                                        30,825
    189,000         Taylor Morrison Communities, Inc./Taylor Morrison
                    Holdings II, Inc., 5.875%, 4/15/23 (144A)                                188,528
                                                                                         -----------
                    Total Home Builders                                                  $   882,895
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 19

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Home Furnishings -- 1.0%
    194,000         Tempur Sealy International, Inc., 5.5%, 6/15/26                      $   193,515
                                                                                         -----------
                    Total Home Furnishings                                               $   193,515
----------------------------------------------------------------------------------------------------
                    Iron & Steel -- 0.9%
     62,000         Commercial Metals Co., 4.875%, 5/15/23                               $    60,760
    100,000         Commercial Metals Co., 5.375%, 7/15/27                                    93,625
     30,000         Commercial Metals Co., 5.75%, 4/15/26                                     29,475
                                                                                         -----------
                    Total Iron & Steel                                                   $   183,860
----------------------------------------------------------------------------------------------------
                    Leisure Time -- 1.2%
     75,000         Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                 $    81,244
     96,000         Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                               96,720
     50,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                    48,625
                                                                                         -----------
                    Total Leisure Time                                                   $   226,589
----------------------------------------------------------------------------------------------------
                    Machinery-Diversified -- 0.6%
    111,000         Cloud Crane LLC, 10.125%, 8/1/24 (144A)                              $   118,215
                                                                                         -----------
                    Total Machinery-Diversified                                          $   118,215
----------------------------------------------------------------------------------------------------
                    Media -- 6.1%
    200,000         Altice France SA, 7.375%, 5/1/26 (144A)                              $   196,250
    194,000         CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%,
                    5/1/26 (144A)                                                            198,365
     79,000         Clear Channel Worldwide Holdings, Inc., 9.25%,
                    2/15/24 (144A)                                                            82,851
    200,000         CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                   200,448
    125,000         Gray Television, Inc., 5.125%, 10/15/24 (144A)                           124,531
     20,000         Gray Television, Inc., 7.0%, 5/15/27 (144A)                               21,150
    100,000         Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                   98,500
    100,000         Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                            100,250
    196,000         Videotron, Ltd., 5.125%, 4/15/27 (144A)                                  198,940
                                                                                         -----------
                    Total Media                                                          $ 1,221,285
----------------------------------------------------------------------------------------------------
                    Metal Fabricate & Hardware -- 0.5%
    100,000         Novelis Corp., 5.875%, 9/30/26 (144A)                                $    97,500
                                                                                         -----------
                    Total Metal Fabricate & Hardware                                     $    97,500
----------------------------------------------------------------------------------------------------
                    Mining -- 2.5%
    200,000         Century Aluminum Co., 7.5%, 6/1/21 (144A)                            $   200,000
    100,000         Coeur Mining, Inc., 5.875%, 6/1/24                                        96,500
    100,000         First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                       93,125
     98,000         Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                             100,920
                                                                                         -----------
                    Total Mining                                                         $   490,545
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Miscellaneous Manufacturers -- 1.5%
    193,000         Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                      $   189,140
    120,000         EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                           120,900
                                                                                         -----------
                    Total Miscellaneous Manufacturers                                    $   310,040
----------------------------------------------------------------------------------------------------
                    Oil & Gas -- 9.5%
    101,000         Antero Resources Corp., 5.0%, 3/1/25                                 $    96,960
    110,000         Calumet Specialty Products Partners LP/Calumet Finance
                    Corp., 6.5%, 4/15/21                                                     102,025
     45,000         Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                             28,350
    122,000         Great Western Petroleum LLC/Great Western Finance
                    Corp., 9.0%, 9/30/21 (144A)                                              104,920
     93,000         Halcon Resources Corp., 6.75%, 2/15/25                                    69,518
     75,000         Hess Infrastructure Partners LP/Hess Infrastructure
                    Partners Finance Corp., 5.625%, 2/15/26 (144A)                            75,375
     82,000         Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                      71,545
     70,000         Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                             70,722
    200,000         Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                        196,300
    142,000         Oasis Petroleum, Inc., 6.875%, 3/15/22                                   141,822
    150,000         Parsley Energy LLC/Parsley Finance Corp., 5.625%,
                    10/15/27 (144A)                                                          148,500
    202,000         PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                    206,545
    143,000         Resolute Energy Corp., 8.5%, 5/1/20                                      143,358
    144,000         Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                     137,520
     80,000         SM Energy Co., 6.125%, 11/15/22                                           79,600
     65,000         Transocean, Inc., 7.25%, 11/1/25 (144A)                                   62,075
    160,000         Whiting Petroleum Corp., 6.25%, 4/1/23                                   160,800
                                                                                         -----------
                    Total Oil & Gas                                                      $ 1,895,935
----------------------------------------------------------------------------------------------------
                    Oil & Gas Services -- 2.5%
    200,000         Archrock Partners LP/Archrock Partners Finance Corp.,
                    6.0%, 4/1/21                                                         $   199,000
     90,000         Exterran Energy Solutions LP/EES Finance Corp.,
                    8.125%, 5/1/25                                                            89,438
    194,000         FTS International, Inc., 6.25%, 5/1/22                                   184,542
     34,000         USA Compression Partners LP/USA Compression Finance
                    Corp., 6.875%, 9/1/27 (144A)                                              34,680
                                                                                         -----------
                    Total Oil & Gas Services                                             $   507,660
----------------------------------------------------------------------------------------------------
                    Packaging & Containers -- 2.2%
    200,000         Ardagh Packaging Finance Plc/Ardagh Holdings USA,
                    Inc., 6.0%, 2/15/25 (144A)                                           $   197,500
    125,000         Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                            136,875
     27,000         Greif, Inc., 6.5%, 3/1/27 (144A)                                          27,510
    100,000         Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                          91,500
                                                                                         -----------
                    Total Packaging & Containers                                         $   453,385
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 21

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 4.1%
     20,000         Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                   $    20,775
     70,000         Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                            70,613
    331,000         Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                         329,345
    100,000         BioScrip, Inc., 8.875%, 2/15/21                                           98,000
    100,000         Endo Finance LLC, 5.75%, 1/15/22 (144A)                                   93,500
    200,000         Horizon Pharma USA, Inc., 6.625%, 5/1/23                                 206,000
                                                                                         -----------
                    Total Pharmaceuticals                                                $   818,233
----------------------------------------------------------------------------------------------------
                    Pipelines -- 5.1%
     50,000         American Midstream Partners LP/American Midstream
                    Finance Corp., 9.5%, 12/15/21 (144A)                                 $    46,200
     95,000         Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                    101,176
     95,000         Cheniere Energy Partners LP, 5.625%, 10/1/26 (144A)                       96,781
    101,000         DCP Midstream Operating LP, 3.875%, 3/15/23                              100,242
     20,000         DCP Midstream Operating LP, 5.375%, 7/15/25                               20,800
    136,000         Energy Transfer LP, 5.875%, 1/15/24                                      145,860
    100,000         Genesis Energy LP/Genesis Energy Finance Corp.,
                    6.5%, 10/1/25                                                             95,750
    100,000         NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                                  101,000
    200,000         PBF Logistics LP/PBF Logistics Finance Corp.,
                    6.875%, 5/15/23                                                          203,560
    100,000         Targa Resources Partners LP/Targa Resources Partners
                    Finance Corp., 5.0%, 1/15/28                                              97,125
     27,000         Targa Resources Partners LP/Targa Resources Partners
                    Finance Corp., 6.5%, 7/15/27 (144A)                                       28,553
                                                                                         -----------
                    Total Pipelines                                                      $ 1,037,047
----------------------------------------------------------------------------------------------------
                    REITS -- 1.5%
    200,000         CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                    $   203,500
    100,000         Iron Mountain, Inc., 5.75%, 8/15/24                                      100,219
                                                                                         -----------
                    Total REITS                                                          $   303,719
----------------------------------------------------------------------------------------------------
                    Retail -- 0.7%
     93,000         Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                           $    95,790
     56,000         PetSmart, Inc., 5.875%, 6/1/25 (144A)                                     44,520
                                                                                         -----------
                    Total Retail                                                         $   140,310
----------------------------------------------------------------------------------------------------
                    Software -- 1.0%
    146,000         First Data Corp., 5.0%, 1/15/24 (144A)                               $   149,834
     59,000         Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                          51,625
                                                                                         -----------
                    Total Software                                                       $   201,459
----------------------------------------------------------------------------------------------------
                    Telecommunications -- 7.6%
    100,000         CenturyLink, Inc., 6.45%, 6/15/21                                    $   103,870
    138,000         CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                         130,065
    100,000         Frontier Communications Corp., 8.5%, 4/1/26 (144A)                        93,000

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Telecommunications -- (continued)
     75,000         Frontier Communications Corp., 11.0%, 9/15/25                        $    47,906
    150,000         Hughes Satellite Systems Corp., 5.25%, 8/1/26                            146,625
    150,000         Level 3 Financing, Inc., 5.375%, 5/1/25                                  149,625
    195,000         Plantronics, Inc., 5.5%, 5/31/23 (144A)                                  194,269
    185,000         Sprint Corp., 7.125%, 6/15/24                                            190,550
    192,000         Sprint Corp., 7.25%, 9/15/21                                             202,800
     50,000         Sprint Corp., 7.625%, 2/15/25                                             52,375
     50,000         Sprint Corp., 7.625%, 3/1/26                                              51,875
    100,000         T-Mobile USA, Inc., 4.75%, 2/1/28                                         97,115
     40,000         Windstream Services LLC/Windstream Finance Corp.,
                    8.625%, 10/31/25 (144A)                                                   37,300
     84,000         Windstream Services LLC/Windstream Finance Corp.,
                    8.75%, 12/15/24 (144A)                                                    20,160
                                                                                         -----------
                    Total Telecommunications                                             $ 1,517,535
----------------------------------------------------------------------------------------------------
                    Trucking & Leasing -- 0.5%
     99,000         DAE Funding LLC, 5.0%, 8/1/24 (144A)                                 $    98,134
                                                                                         -----------
                    Total Trucking & Leasing                                             $    98,134
----------------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS
                    (Cost $17,863,414)                                                   $17,598,547
----------------------------------------------------------------------------------------------------
                    SENIOR SECURED FLOATING RATE LOAN
                    INTERESTS -- 3.5% of Net Assets*(c)
                    Diversified & Conglomerate Service -- 0.6%
    117,332         Filtration Group Corp., Initial Dollar Term Loan,
                    5.493% (LIBOR + 300 bps), 3/29/25                                    $   117,186
                                                                                         -----------
                    Total Diversified & Conglomerate Service                             $   117,186
----------------------------------------------------------------------------------------------------
                    Healthcare, Education & Childcare -- 0.4%
     92,040         Regionalcare Hospital Partners Holdings, Inc., First
                    Lien Term B Loan, 11/16/25                                           $    91,896
                                                                                         -----------
                    Total Healthcare, Education & Childcare                              $    91,896
----------------------------------------------------------------------------------------------------
                    Leisure & Entertainment -- 0.4%
     77,869         CBS Radio, Inc., Additional Term B-1 Loan, 5.243%
                    (LIBOR + 275 bps), 11/18/24                                          $    77,672
                                                                                         -----------
                    Total Leisure & Entertainment                                        $    77,672
----------------------------------------------------------------------------------------------------
                    Metals & Mining -- 0.3%
     54,725         Aleris International, Inc., Initial Term Loan, 7.243%
                    (LIBOR + 475 bps), 2/27/23                                           $    55,033
                                                                                         -----------
                    Total Metals & Mining                                                $    55,033
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 23

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                    Oil & Gas -- 0.5%
     95,000         Encino Acquisition Partners Holdings LLC, Second Lien
                    Initial Term Loan, 9.243% (LIBOR + 675 bps),
                    10/29/25                                                             $    92,388
                                                                                         -----------
                    Total Oil & Gas                                                      $    92,388
----------------------------------------------------------------------------------------------------
                    Personal, Food & Miscellaneous Services -- 0.4%
     98,427         Revlon Consumer Products Corp., Initial Term B Loan,
                    6.128% (LIBOR + 350 bps), 9/7/23                                     $    73,984
                                                                                         -----------
                    Total Personal, Food & Miscellaneous Services                        $    73,984
----------------------------------------------------------------------------------------------------
                    Printing & Publishing -- 0.5%
     98,369         Learfield Communications LLC, First Lien Initial Term
                    Loan, 5.75% (LIBOR + 325 bps), 12/1/23                               $    98,370
                                                                                         -----------
                    Total Printing & Publishing                                          $    98,370
----------------------------------------------------------------------------------------------------
                    Retail -- 0.4%
     98,701         Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                    5.763% (LIBOR + 325 bps), 10/25/20                                   $    90,787
                                                                                         -----------
                    Total Retail                                                         $    90,787
----------------------------------------------------------------------------------------------------
                    TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                    (Cost $715,180)                                                      $   697,316
----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                    3.8% of Net Assets
    250,000(d)      U.S. Treasury Bills, 3/5/19                                          $   249,935
    500,000(d)      U.S. Treasury Bills, 3/12/19                                             499,641
----------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                    (Cost $749,574)                                                      $   749,576
----------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.2%
                    (Cost $19,858,769)                                                   $19,572,202
----------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 1.8%                                 $   349,526
----------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                                 $19,921,728
====================================================================================================

bps      Basis Points.

LIBOR    London Interbank Offered Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2019, the value of these securities amounted to $9,638,129, or 48.4% of net assets.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2019.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

(a)      Security is perpetual in nature and has no stated maturity date.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2019.

(c) Floating rate note. Coupon rate, reference index and spread shown at February 28, 2019.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2019, aggregated $4,332,563 and $4,646,303, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2019, the Fund did not engaged in cross trade activity.

At February 28, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $19,861,681 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $ 200,069
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                 (489,548)
                                                                              ---------
   Net unrealized depreciation                                                $(289,479)
                                                                              =========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2019, in valuing the Fund's investments.

------------------------------------------------------------------------------------------------
                                          Level 1       Level 2         Level 3     Total
------------------------------------------------------------------------------------------------
Convertible Preferred Stocks              $246,561      $        --     $ --        $   246,561
Convertible Corporate Bonds                     --          280,202       --            280,202
Corporate Bonds                                 --       17,598,547       --         17,598,547
Senior Secured Floating
  Rate Loan Interests                           --          697,316       --            697,316
U.S. Government and
  Agency Obligations                            --          749,576       --            749,576
------------------------------------------------------------------------------------------------
Total Investments in Securities           $246,561      $19,325,641     $ --        $19,572,202
================================================================================================

During the six months ended February 28, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 25

Statement of Assets and Liabilities | 2/28/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $19,858,769)          $ 19,572,202
  Cash                                                                           242,389
  Receivables --
     Investment securities sold                                                  105,343
     Dividends                                                                     1,406
     Interest                                                                    324,958
  Due from the Adviser                                                            27,184
  Other assets                                                                    32,315
-----------------------------------------------------------------------------------------
       Total assets                                                         $ 20,305,797
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $    262,460
     Distributions                                                                77,410
     Professional fees                                                            16,331
     Trustees' fees                                                                1,177
  Due to affiliates                                                               10,595
  Accrued expenses                                                                16,096
-----------------------------------------------------------------------------------------
       Total liabilities                                                    $    384,069
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $ 20,581,444
  Distributable earnings (loss)                                                 (659,716)
-----------------------------------------------------------------------------------------
       Net assets                                                           $ 19,921,728
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $7,965,772/805,684 shares)                              $       9.89
  Class C (based on $4,001,717/405,059 shares)                              $       9.88
  Class Y (based on $7,954,239/804,464 shares)                              $       9.89
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.89 net asset value per share/100%-4.50%
     maximum sales charge)                                                  $      10.36
=========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Statement of Operations (unaudited)

For the Six Months Ended 2/28/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                   $581,245
  Dividends from unaffiliated issuers                                     7,018
--------------------------------------------------------------------------------------------------
       Total investment income                                                          $ 588,263
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $ 58,401
  Administrative expense                                                 35,327
  Transfer agent fees
     Class A                                                                 23
     Class C                                                                 22
     Class Y                                                                 12
  Distribution fees
     Class A                                                              9,719
     Class C                                                             19,544
  Shareowner communications expense                                         248
  Custodian fees                                                          5,041
  Registration fees                                                      26,881
  Professional fees                                                      27,963
  Printing expense                                                        5,622
  Pricing fees                                                            5,775
  Trustees' fees                                                          3,549
  Miscellaneous                                                             754
--------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 198,881
     Less fees waived and expenses reimbursed by the Adviser                              (96,313)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 102,568
--------------------------------------------------------------------------------------------------
       Net investment income                                                            $ 485,695
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                $(241,901)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                $ 114,991
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $(126,910)
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $ 358,785
==================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Six months
                                                                   Ended             Year
                                                                   2/28/19           Ended
                                                                   (unaudited)       8/31/18
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $   485,695       $    937,578
Net realized gain (loss) on investments                               (241,901)           (86,017)
Change in net unrealized appreciation (depreciation)
  on investments                                                       114,991           (341,816)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations          $   358,785       $    509,745
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($0.26 and $0.51 per share, respectively)             $  (212,412)      $   (408,315)
     Class C ($0.23 and $0.43 per share, respectively)                 (92,128)          (173,360)
     Class Y ($0.28 and $0.53 per share, respectively)                (222,916)          (429,473)
--------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $  (527,456)      $ (1,011,148)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $    94,342       $ 20,516,902
Reinvestment of distributions                                            1,100            327,726
Cost of shares repurchased                                             (18,491)       (20,519,096)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                          $    76,951       $    325,532
--------------------------------------------------------------------------------------------------
     Net decrease in net assets                                    $   (91,720)      $   (175,871)
NET ASSETS:**
Beginning of period                                                $20,013,448       $ 20,189,319
--------------------------------------------------------------------------------------------------
End of period                                                      $19,921,728       $ 20,013,448
==================================================================================================
* For the year ended August 31, 2018, distributions to shareowners were presented as follows:
  Net investment income:
     Class A ($0.46 per share)                                                       $   (365,959)
     Class C ($0.38 per share)                                                           (152,224)
     Class Y ($0.48 per share)                                                           (387,078)
  Net realized gain:
     Class A ($0.05 per share)                                                       $    (42,356)
     Class C ($0.05 per share)                                                            (21,136)
     Class Y ($0.05 per share)                                                            (42,395)
**For the year ended August 31, 2018, undistributed net investment income was presented as follows: $43,630.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

-------------------------------------------------------------------------------------------
                                    Six Months      Six Months
                                    Ended           Ended          Year        Year
                                    2/28/19         2/28/19        Ended       Ended
                                    Shares          Amount         8/31/18     8/31/18
                                    (unaudited)     (unaudited)    Shares      Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                          4,283          $ 43,085        803,296    $ 8,201,723
Reinvestment of distributions           11               108         12,871        132,015
Less shares repurchased             (1,908)          (18,491)      (803,196)    (8,200,629)
-------------------------------------------------------------------------------------------
     Net increase                    2,386          $ 24,702         12,971    $   133,109
===========================================================================================
Class C
Shares sold                          5,107          $ 51,257        402,165    $ 4,101,707
Reinvestment of distributions           92               892          5,698         58,368
Less shares repurchased                 --                --       (402,861)    (4,108,583)
-------------------------------------------------------------------------------------------
     Net increase                    5,199          $ 52,149          5,002    $    51,492
===========================================================================================
Class Y
Shares sold                             --          $     --        804,453    $ 8,213,472
Reinvestment of distributions           10               100         13,389        137,343
Less shares repurchased                 --                --       (804,102)    (8,209,884)
-------------------------------------------------------------------------------------------
     Net increase                       10          $    100         13,740    $   140,931
===========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 29

Financial Highlights

----------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended           Year
                                                                       2/28/19         Ended         1/3/17* to
                                                                       (unaudited)     8/31/18       8/31/17
----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $ 9.97          $10.22        $10.00
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                     $ 0.24          $ 0.47        $ 0.29
  Net realized and unrealized gain (loss) on investments                (0.06)          (0.21)         0.21
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ 0.18          $ 0.26        $ 0.50
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $(0.26)         $(0.46)       $(0.28)
  Net realized gain                                                        --           (0.05)           --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                    $(0.26)         $(0.51)       $(0.28)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $(0.08)         $(0.25)       $ 0.22
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.89          $ 9.97        $10.22
================================================================================================================
Total return (b)                                                         1.94%(c)        2.60%         5.00%(c)
Ratio of net expenses to average net assets                              1.01%(d)        1.01%         1.02%(d)
Ratio of net investment income (loss) to average net assets              5.04%(d)        4.68%         4.40%(d)
Portfolio turnover rate                                                    23%(c)         114%          113%(d)
Net assets, end of period (in thousands)                               $7,966          $8,009        $8,076
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   2.00%(d)        1.91%         3.89%(d)
  Net investment income (loss) to average net assets                     4.05%(d)        3.78%         1.53%(d)
================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

*     Class A shares commenced operations on January 3, 2017.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended           Year
                                                                       2/28/19         Ended         1/3/17* to
                                                                       (unaudited)     8/31/18       8/31/17
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 9.96          $10.21        $10.00
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                     $ 0.21          $ 0.40        $ 0.24
  Net realized and unrealized gain (loss) on investments                (0.06)          (0.22)         0.20
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ 0.15          $ 0.18        $ 0.44
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $(0.23)         $(0.38)       $(0.23)
  Net realized gain                                                        --           (0.05)           --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                    $(0.23)         $(0.43)       $(0.23)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $(0.08)         $(0.25)       $ 0.21
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.88          $ 9.96        $10.21
================================================================================================================
Total return (b)                                                         1.56%(c)        1.84%         4.44%(c)
Ratio of net expenses to average net assets                              1.75%(d)        1.75%         1.75%(d)
Ratio of net investment income (loss) to average net assets              4.29%(d)        3.94%         3.67%(d)
Portfolio turnover rate                                                    23%(c)         114%          113%(d)
Net assets, end of period (in thousands)                               $4,002          $3,983        $4,032
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   2.74%(d)        2.65%         4.63%(d)
  Net investment income (loss) to average net assets                     3.30%(d)        3.04%         0.79%(d)
================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

*     Class C shares commenced operations on January 3, 2017.

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 31

----------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended           Year
                                                                       2/28/19         Ended         1/3/17* to
                                                                       (unaudited)     8/31/18       8/31/17
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $ 9.97          $10.22        $10.00
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                     $ 0.26          $ 0.50        $ 0.31
  Net realized and unrealized gain (loss) on investments                (0.06)          (0.22)         0.20
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ 0.20          $ 0.28        $ 0.51
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $(0.28)         $(0.48)       $(0.29)
  Net realized gain                                                        --           (0.05)           --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                    $(0.28)         $(0.53)       $(0.29)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $(0.08)         $(0.25)       $ 0.22
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.89          $ 9.97        $10.22
================================================================================================================
Total return (b)                                                         2.07%(c)        2.86%         5.14%(c)
Ratio of net expenses to average net assets                              0.75%(d)        0.75%         0.75%(d)
Ratio of net investment income (loss) to average net assets              5.29%(d)        4.94%         4.67%(d)
Portfolio turnover rate                                                    23%(c)         114%          113%(d)
Net assets, end of period (in thousands)                               $7,954          $8,021        $8,081
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   1.74%(d)        1.66%         3.63%(d)
  Net investment income (loss) to average net assets                     4.30%(d)        4.03%         1.79%(d)
================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

*     Class Y shares commenced operations on January 3, 2017.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Notes to Financial Statements | 2/28/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (formerly Pioneer U.S. Corporate High Yield
Fund) (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y shares commenced operations on January 3, 2017. Class K shares had not commenced operations as of February 28, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 33

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at

34 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At February 28, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 35

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $1,011,148
      --------------------------------------------------------------------------
          Total                                                      $1,011,148
      ==========================================================================

36 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                   $ 119,169
      Current year late year loss deferral                             (130,205)
      Current year dividend payable                                     (75,539)
      Net unrealized depreciation                                      (404,470)
      --------------------------------------------------------------------------
          Total                                                       $(491,045)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $23 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation,

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 37 changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or

38 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. These expense limitations are in effect through January 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Fees waived and expenses reimbursed during the six months ended February 28, 2019 are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,103 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2019.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 39

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                    $241
Class C                                                                       2
Class Y                                                                       5
--------------------------------------------------------------------------------
 Total                                                                     $248
================================================================================


4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $492 in distribution fees payable to the Distributor at February 28, 2019.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2019, no CDSCs were paid to the Distributor.

40 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Corporate High Yield Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 41 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

42 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 43

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

44 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 45

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

46 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 47

                          This page is for your notes.

48 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 49

                          This page is for your notes.

50 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19 51

                          This page is for your notes.

52 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 30144-02-0419

                              Pioneer High Income
                              Municipal Fund

--------------------------------------------------------------------------------
                              Semiannual Report | February 28, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A   PIMAX
                              Class C   HICMX
                              Class Y   HIMYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         32

Notes to Financial Statements                                                39

Approval of Investment Management Agreement                                  48

Trustees, Officers and Service Providers                                     53

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 3

Portfolio Management Discussion | 2/28/19

In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period ended February 28, 2019. Mr. Chirunga, Deputy Director of Municipals and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2019?

A Pioneer High Income Municipal Fund's Class A shares returned 1.12% at net asset value during the six-month period ended February 28, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index, also returned 1.12%. During the same period, the average return of the 188 mutual funds in Morningstar's High-Yield Municipal Funds category was 1.07%.

Q How would you describe the investment environment in the municipal bond market during the six-month period ended February 28, 2019?

A Demand for higher-yielding municipal bonds remained strong during the six-month period, outstripping supply and contributing to solid performance by high-yield municipal debt. The Tax Cut and Jobs Act of 2017 ("the Act") was a major factor behind the increased demand in the municipal market, for two basic reasons. First, by limiting state and local tax deductions to $10,000, the Act effectively increased those taxes, which served to highlight the potential of municipal bonds to produce attractive tax-adjusted income, especially when compared with equities and taxable bonds. Second, under the terms of the Act, interest income on "advance refunding bonds" issued after December 31, 2017, and called beyond 90 days from the maturity date is no longer tax exempt. Advance refunding bonds have traditionally been issued by municipalities to refinance debt at lower rates and to delay repayment of principal. That provision in the tax law effectively reduced supply in the municipal market by 15 to 20 percent, and the reduced supply greatly increased demand for municipal bonds by those investors seeking additional tax-free income.

      The surge in demand for municipal bonds did recede somewhat in the fourth quarter of 2018 and at the start of 2019, however, amid uncertainty about future monetary policy of the U.S. Federal Reserve (the Fed), which

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 had been raising interest rates with regularity throughout 2018. The uneasiness soon dissipated when the Fed, after enacting its fourth rate hike of 2018 in December, indicated that it would act cautiously with regard to interest rates going forward. In fact, after period-end, the Fed stated that it would be more patient and "data dependent" with regard to raising interest rates during the 2019 calendar year, thus signaling a potential "pause" in its rate-hiking cycle.

      For the six-month period, investment-grade municipals, as measured by the Bloomberg Barclays Municipal Bond Index, returned 2.34%, and outperformed high-yield municipals, which returned 1.12%, as measured by the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index).

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended February 28, 2019?

A In managing the portfolio, we focus on intense, fundamental research when selecting individual holdings, while maintaining a sense of any economic trends that could influence the overall municipal market.

      For the six-month period, positive security selection helped boost the Fund's benchmark-relative performance. Specific securities held in the portfolio that aided the Fund's benchmark-relative returns included: private university revenue bonds from the City of Philippi, West Virginia; tobacco bonds from Suffolk County (New York); and a correctional facility revenue bond in Otero County (New Mexico).

      On the negative side, sector emphasis tended to hold back the Fund's benchmark-relative performance during the period, particularly when the composition of the Bloomberg Barclays Index changed. The most significant change in the Fund's benchmark during the period was the addition of 7.4% worth of net assets in Puerto Rico sales tax revenue securities, which we continued to avoid owning because we felt they did not meet our credit standards for inclusion in the portfolio. The securities performed well during the six-month period, however, and so not holding them detracted from the Fund's benchmark-relative returns. The only Puerto Rico-issued bonds held by the Fund, which are general obligation bonds with an 8% coupon, are not a component of the benchmark Bloomberg Barclays Index.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 5

      With regard to individual securities, detractors from the Fund's benchmark-relative results were few during the period, but they included bonds issued for a senior citizen living center in Carmel, Indiana.

Q Did the Fund's distributions* to shareholders change during the six-month period ended February 28, 2019?

A No. The Fund's distributions paid to shareholders have remained stable for the past 16 months, even as most market interest rates have declined. During the most recent six-month period, good security selection results helped bolster the Fund's distributions.

Q Did the Fund have any investments in derivative securities during the six-month period ended February 28, 2019?

A     No, the Fund had no investments in any derivatives during the period.

Q     What is your investment outlook?

A Looking ahead, we are cautiously optimistic about the U.S. economy and the prospect that the current trends, which led to 2.9% growth in Gross Domestic Product (GDP) in 2018, will persist, although potentially at a slower pace. In addition, we believe the Fed's indication that it would keep further increases in short-term interest rates on hold, at least for now, should help.

      We believe municipal securities may continue to benefit from an imbalance between strong demand and limited supply. Moreover, municipal bonds still stand to benefit from their ability to offer attractive after-tax income to individuals, relative to the income available from taxable bonds and other investment alternatives.

      That said, we are less positive on the strength of the global economy, which faces further potential hurdles related to higher tariffs and a possible trade war between major economies, most prominently the United States and China. Political uncertainties also have affected global sentiment, including the Brexit debates in the United Kingdom and the rise of some nationalist movements in Europe.

      Despite the international cross-currents, our outlook for the general municipal bond market, particularly high-yield municipals, remains cautiously optimistic, as high-yield municipals have the potential to offer strong tax-adjusted returns.

*     Distributions are not guaranteed.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Please refer to the Schedule of Investments on pages 16-31 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 7

Portfolio Summary | 2/28/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Tobacco Revenue                                                            25.9%
Education Revenue                                                          23.5%
Health Revenue                                                             21.1%
Development Revenue                                                        14.7%
General Obligation                                                          6.3%
Transportation Revenue                                                      2.7%
Facilities Revenue                                                          2.2%
Water Revenue                                                               1.8%
Other Revenue                                                               1.5%
Pollution Control Revenue                                                   0.3%

State Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

California                                                               14.90%
Indiana                                                                   8.50%
Pennsylvania                                                              7.80%
New York                                                                  7.80%
Texas                                                                     7.20%
Illinois                                                                  6.80%
Michigan                                                                  5.80%
Ohio                                                                      5.40%
Wisconsin                                                                 5.30%
Colorado                                                                  3.90%
Virginia                                                                  3.80%
New Jersey                                                                3.10%
Minnesota                                                                 2.80%
Arizona                                                                   2.80%
Other                                                                     1.60%
Kansas                                                                    1.30%
Puerto Rico                                                               1.30%
Missouri                                                                  1.30%
New Mexico                                                                1.20%
Connecticut                                                               1.00%
Utah                                                                      0.90%
Florida                                                                   0.80%
Massachusetts                                                             0.70%
Rhode Island                                                              0.70%
Georgia                                                                   0.70%
Delaware                                                                  0.70%
Alaska                                                                    0.50%
Washington                                                                0.50%
Mississippi                                                               0.20%
North Dakota                                                              0.20%
Hawaii                                                                    0.10%
Maryland                                                                  0.10%
Health                                                                    0.10%
District of Columbia                                                      0.10%
Nevada                                                                    0.10%
Tennessee                                                                    0%+

+     Amount rounds to less than 0.1%.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48                      2.26%
----------------------------------------------------------------------------------------------------
 2. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
    5.875%, 6/1/47                                                                             1.82
----------------------------------------------------------------------------------------------------
 3. Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47                               1.76
----------------------------------------------------------------------------------------------------
 4. Suffolk Tobacco Asset Securitization Corp., Capital Appreciation, Series C,
    6.625%, 6/1/44                                                                             1.71
----------------------------------------------------------------------------------------------------
 5. Golden State Tobacco Securitization Corp., Series A-1, 5.0%, 6/1/47                        1.70
----------------------------------------------------------------------------------------------------
 6. TSASC, Inc., 5.0%, 6/1/45                                                                  1.52
----------------------------------------------------------------------------------------------------
 7. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
    6.0%, 6/1/42                                                                               1.28
----------------------------------------------------------------------------------------------------
 8. Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                        1.27
----------------------------------------------------------------------------------------------------
 9. Golden State Tobacco Securitization Corp., Series A-2, 5.0%, 6/1/47                        1.26
----------------------------------------------------------------------------------------------------
10. San Francisco City & County Airport Comm-San Francisco International Airport
    Commission, Government Purpose, Series B, 5.0%, 5/1/49                                     1.16
----------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 9

Prices and Distributions | 2/28/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class               2/28/19                   8/31/18
--------------------------------------------------------------------------------
        A                   $7.26                     $7.36
--------------------------------------------------------------------------------
        C                   $7.26                     $7.36
--------------------------------------------------------------------------------
        Y                   $7.17                     $7.26
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18 - 2/28/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment       Short-Term          Long-Term
       Class           Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
        A             $0.1800              $ --                $ --
--------------------------------------------------------------------------------
        C             $0.1521              $ --                $ --
--------------------------------------------------------------------------------
        Y             $0.1862              $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 11-13.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2019)
-------------------------------------------------------
                                         Bloomberg
                Net        Public        Barclays U.S.
                Asset      Offering      Municipal
                Value      Price         High Yield
Period          (NAV)      (POP)         Bond Index
-------------------------------------------------------
10 years        7.76%      7.27%         8.40%
5 years         5.79       4.82          5.66
1 year          5.79       1.03          6.96
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
                Gross    Net
-------------------------------------------------------
                0.86%    0.83%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
2/09            $ 9,550                         $10,000
2/10            $12,706                         $12,656
2/11            $13,128                         $13,244
2/12            $13,896                         $15,118
2/13            $16,368                         $17,293
2/14            $15,222                         $17,017
2/15            $16,824                         $18,630
2/16            $17,630                         $19,022
2/17            $18,160                         $20,005
2/18            $19,062                         $20,954
2/19            $20,167                         $22,411

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitations currently in effect through December 31, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 11

Performance Update | 2/28/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2019)
-------------------------------------------------------
                                         Bloomberg
                                         Barclays U.S.
                                         Municipal
               If          If            High Yield
Period         Held        Redeemed      Bond Index
-------------------------------------------------------
10 years       6.95%       6.95%         8.40%
5 years        4.99        4.99          5.66
1 year         4.86        4.86          6.96
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
                Gross
-------------------------------------------------------
                1.63%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
2/09            $10,000                         $10,000
2/10            $12,706                         $12,656
2/11            $13,551                         $13,244
2/12            $14,237                         $15,118
2/13            $16,626                         $17,293
2/14            $15,344                         $17,017
2/15            $16,832                         $18,630
2/16            $17,505                         $19,022
2/17            $17,894                         $20,005
2/18            $18,666                         $20,954
2/19            $19,573                         $22,411

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2019)
-------------------------------------------------------
                                        Bloomberg
                        Net             Barclays U.S.
                        Asset           Municipal
                        Value           High Yield
Period                  (NAV)           Bond Index
-------------------------------------------------------
10 years                7.89%           8.40%
5 years                 5.99            5.66
1 year                  6.02            6.96
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
                Gross    Net
-------------------------------------------------------
                0.68%    0.55%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
2/09            $ 5,000,000                     $ 5,000,000
2/10            $ 6,617,601                     $ 6,327,944
2/11            $ 6,869,989                     $ 6,621,796
2/12            $ 7,278,484                     $ 7,559,163
2/13            $ 8,582,494                     $ 8,646,710
2/14            $ 7,991,792                     $ 8,508,495
2/15            $ 8,852,503                     $ 9,315,040
2/16            $ 9,292,593                     $ 9,511,247
2/17            $ 9,586,637                     $10,002,672
2/18            $10,080,056                     $10,476,834
2/19            $10,687,356                     $11,205,697

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitations currently in effect through December 31, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2018, through February 28, 2019.

--------------------------------------------------------------------------------
Share Class                               A              C              Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00      $1,000.00      $1,000.00
Value on 9/1/18
--------------------------------------------------------------------------------
Ending Account Value                  $1,011.20      $1,007.30      $1,013.60
(after expenses) on 2/28/19
--------------------------------------------------------------------------------
Expenses Paid                             $4.09          $7.91          $2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.59% and 0.56% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2018, through February 28, 2019.

--------------------------------------------------------------------------------
Share Class                               A              C              Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00      $1,000.00      $1,000.00
Value on 9/1/18
--------------------------------------------------------------------------------
Ending Account Value                  $1,020.73      $1,016.91      $1,022.02
(after expenses) on 2/28/19
--------------------------------------------------------------------------------
Expenses Paid                             $4.11          $7.95          $2.81
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.59% and 0.56% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 15

Schedule of Investments | 2/28/19 (unaudited)

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 99.8%
                           DEBTOR IN POSSESSION FINANCING --
                           1.7% of Net Assets(1)
                           Building Materials -- 1.6%
 3,125,000                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                           12/31/16 (144A)                                                               $  3,125,000
 3,275,000                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                           7/30/17 (144A)                                                                   3,275,000
 1,600,000                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                           9/10/17 (144A)                                                                   1,600,000
 2,000,000                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                           12/31/17 (144A)                                                                  2,000,000
 1,046,000                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                           9/30/18 (144A)                                                                   1,046,000
 3,275,000                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                           3/29/19 (144A)                                                                   3,275,000
                                                                                                         ------------
                           Total Building Materials                                                      $ 14,321,000
---------------------------------------------------------------------------------------------------------------------
                           Health -- 0.1%
 1,000,000                 Senior Quality Lifestyles Corp. Senior Living at
                           Corpus Christi, 8.5%, 8/8/19                                                  $  1,000,000
                                                                                                         ------------
                           Total Health                                                                  $  1,000,000
---------------------------------------------------------------------------------------------------------------------
                           TOTAL DEBTOR IN POSSESSION FINANCING
                           (Cost $15,321,000)                                                            $ 15,321,000
---------------------------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 98.1% of Net Assets(a)
                           Alaska -- 0.5%
 5,150,000                 Northern Tobacco Securitization Corp., Asset-Backed,
                           Series A, 5.0%, 6/1/46                                                        $  4,839,301
                                                                                                         ------------
                           Total Alaska                                                                  $  4,839,301
---------------------------------------------------------------------------------------------------------------------
                           Arizona -- 2.8%
 3,000,000                 Arizona Industrial Development Authority, Bridgewater
                           Avondale Project, 5.375%, 1/1/38                                              $  3,029,580
 8,000,000                 City of Phoenix, Industrial Development Authority, 3rd &
                           Indian School Assisted Living Project, 5.4%,
                           10/1/36                                                                          8,275,840
 4,000,000                 City of Phoenix, Industrial Development Authority,
                           Deer Valley Veterans Assisted Living Project,
                           5.125%, 7/1/36                                                                   4,100,600
 1,000,000                 County of Pima, Industrial Development Authority,
                           Facility Desert Heights Charter, 7.0%, 5/1/34                                    1,086,080
 3,000,000                 County of Pima, Industrial Development Authority,
                           Facility Desert Heights Charter, 7.25%, 5/1/44                                   3,259,320
   675,000(b)              County of Pima, Industrial Development Authority,
                           Legacy Traditional School Project, 8.5%, 7/1/39                                    690,579
   490,000(b)              County of Pima, Industrial Development Authority,
                           Paradise Education Center Project, 6.0%, 6/1/40                                    495,120

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Arizona -- (continued)
 2,400,000                 Tempe Industrial Development Authority, Revenue
                           Mirabella At ASU Project, Series A, 6.125%,
                           10/1/47 (144A)                                                                $  2,588,040
 2,400,000                 Tempe Industrial Development Authority, Revenue
                           Mirabella At ASU Project, Series A, 6.125%,
                           10/1/52 (144A)                                                                   2,584,056
                                                                                                         ------------
                           Total Arizona                                                                 $ 26,109,215
---------------------------------------------------------------------------------------------------------------------
                           California -- 14.9%
 5,165,000                 California County Tobacco Securitization Agency,
                           Asset-Backed, Gold Country Funding Corp.,
                           5.25%, 6/1/46                                                                 $  5,164,742
 1,215,000                 California County Tobacco Securitization Agency,
                           Asset-Backed, Los Angeles County, Series A,
                           5.6%, 6/1/36                                                                     1,225,838
 5,880,000                 California County Tobacco Securitization Agency,
                           Asset-Backed, Merced County, Series A, 5.25%, 6/1/45                             5,924,100
 4,660,000                 California County Tobacco Securitization Agency,
                           Asset-Backed, Sonoma County Corp., 5.125%, 6/1/38                                4,694,950
 2,385,000                 California County Tobacco Securitization Agency,
                           Asset-Backed, Sonoma County Corp., 5.25%, 6/1/45                                 2,402,887
   250,000                 California Municipal Finance Authority, John Adams
                           Academics Project, Series A, 5.0%, 10/1/35                                         256,590
 1,550,000                 California Municipal Finance Authority, John Adams
                           Academics Project, Series A, 5.25%, 10/1/45                                      1,588,269
   500,000                 California Municipal Finance Authority, Santa Rosa
                           Academy Project, 5.125%, 7/1/35 (144A)                                             521,675
 1,575,000                 California Municipal Finance Authority, Santa Rosa
                           Academy Project, 5.375%, 7/1/45 (144A)                                           1,647,812
 6,300,000                 California Municipal Finance Authority, Santa Rosa
                           Academy Project, Series A, 6.0%, 7/1/42                                          6,645,240
 2,975,000(b)              California School Finance Authority, Classical
                           Academies Project, Series A, 7.375%, 10/1/43                                     3,567,084
   305,000                 California School Finance Authority, View Park
                           Elementary & Middle School, Series A, 4.75%, 10/1/24                               317,511
   830,000                 California School Finance Authority, View Park
                           Elementary & Middle School, Series A, 5.625%, 10/1/34                              885,029
 1,475,000                 California School Finance Authority, View Park
                           Elementary & Middle School, Series A, 5.875%, 10/1/44                            1,555,373
 1,000,000                 California School Finance Authority, View Park
                           Elementary & Middle School, Series A, 6.0%, 10/1/49                              1,058,350
 3,230,000                 California School Finance Authority, View Park High
                           School, Series A, 7.125%, 10/1/48 (144A)                                         3,521,185
 4,000,000                 California State University, Systemwide, Series A,
                           5.0%, 11/1/48                                                                    4,615,560
 1,560,000                 California Statewide Communities Development
                           Authority, Baptist University, Series A, 6.125%, 11/1/33                         1,801,207

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 17

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           California -- (continued)
 4,030,000                 California Statewide Communities Development
                           Authority, Baptist University, Series A, 6.375%, 11/1/43                      $  4,649,210
 1,900,000(b)              California Statewide Communities Development
                           Authority, Lancer Educational Student, Series A,
                           7.5%, 6/1/42                                                                     1,928,253
 1,000,000                 California Statewide Communities Development
                           Authority, Loma Linda University Medical Center, Series A,
                           5.25%, 12/1/43 (144A)                                                            1,085,260
 8,000,000                 California Statewide Communities Development
                           Authority, Loma Linda University Medical Center, Series A,
                           5.25%, 12/1/56 (144A)                                                            8,488,560
 6,045,000                 California Statewide Communities Development
                           Authority, Loma Linda University Medical Center, Series A,
                           5.5%, 12/1/58 (144A)                                                             6,597,815
   315,559(c)              California Statewide Communities Development
                           Authority, Microgy Holdings Project, 9.0%, 12/1/38                                       3
 3,500,000                 City of Oroville, Oroville Hospital, 5.25%, 4/1/54                               3,787,595
 7,825,000                 Golden State Tobacco Securitization Corp.,
                           Asset-Backed, Series A-2, 5.3%, 6/1/37                                           7,842,059
16,300,000                 Golden State Tobacco Securitization Corp., Series A-1,
                           5.0%, 6/1/47                                                                    15,668,375
 5,000,000                 Golden State Tobacco Securitization Corp., Series A-1,
                           5.25%, 6/1/47                                                                    4,971,850
12,100,000                 Golden State Tobacco Securitization Corp., Series A-2,
                           5.0%, 6/1/47                                                                    11,631,125
 2,500,000(d)              Pittsburg Unified School District Financing Authority,
                           9/1/41 (AGM Insured)                                                             1,055,200
 1,925,000(d)              Pittsburg Unified School District Financing Authority,
                           9/1/42 (AGM Insured)                                                               772,445
 9,270,000                 San Francisco City & County Airport Comm-San Francisco
                           International Airport Commission, Government
                           Purpose, Series B, 5.0%, 5/1/49                                                 10,654,938
 7,395,000                 Tobacco Securitization Authority of Southern
                           California, Series A-1, 5.0%, 6/1/37                                             7,431,975
 3,120,000                 Tobacco Securitization Authority of Southern
                           California, Series A-1, 5.125%, 6/1/46                                           3,127,800
                                                                                                         ------------
                           Total California                                                              $137,085,865
---------------------------------------------------------------------------------------------------------------------
                           Colorado -- 3.9%
 2,345,000(b)(e)           Castle Oaks Metropolitan District No. 3, 5.5%, 12/1/45                        $  2,538,369
 2,860,000(b)(e)           Castle Oaks Metropolitan District No. 3,
                           6.25%, 12/1/44                                                                   3,163,904
 2,000,000(b)              Colorado Educational & Cultural Facilities Authority,
                           Rocky Mountain Classical Academy Project,
                           8.0%, 9/1/43                                                                     2,528,500
 5,000,000(b)              Colorado Educational & Cultural Facilities Authority,
                           Rocky Mountain Classical Academy Project,
                           8.125%, 9/1/48                                                                   6,348,050
 2,000,000(e)              Copperleaf Metropolitan District No. 2, 5.75%, 12/1/45                           2,084,720

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Colorado -- (continued)
 2,840,000(e)              Crystal Crossing Metropolitan District, 5.25%, 12/1/40                        $  2,870,416
 1,500,000                 Dominion Water & Sanitation District, 6.0%, 12/1/46                              1,585,050
 7,635,000(e)              Larkridge Metropolitan District No. 2, 5.25%, 12/1/48                            7,622,937
   500,000(e)              Leyden Rock Metropolitan District No. 10, Series B,
                           7.25%, 12/15/45                                                                    494,910
 3,400,000(e)              Littleton Village Metropolitan District No. 2,
                           5.375%, 12/1/45                                                                  3,457,256
 1,500,000(e)              Promenade Castle Rock Metropolitan District No. 1,
                           Series A, 5.75%, 12/1/39                                                         1,573,350
 1,250,000(e)              Villas Metropolitan District, Series A, 5.125%, 12/1/48                          1,255,287
                                                                                                         ------------
                           Total Colorado                                                                $ 35,522,749
---------------------------------------------------------------------------------------------------------------------
                           Connecticut -- 1.0%
 6,085,000(f)              Connecticut State Health & Educational Facility
                           Authority, Yale University, Series V-1, 1.54%, 7/1/36                         $  6,085,000
 2,885,000                 Town of Hamden, Whitney Center Project, Series A,
                           7.75%, 1/1/43                                                                    2,953,201
                                                                                                         ------------
                           Total Connecticut                                                             $  9,038,201
---------------------------------------------------------------------------------------------------------------------
                           Delaware -- 0.7%
 2,905,000                 Delaware State Health Facilities Authority, Beebe
                           Medical Center Project, 4.375%, 6/1/48                                        $  2,846,551
 3,000,000                 Delaware State Health Facilities Authority, Beebe
                           Medical Center Project, 5.0%, 6/1/48                                             3,229,620
                                                                                                         ------------
                           Total Delaware                                                                $  6,076,171
---------------------------------------------------------------------------------------------------------------------
                           District of Columbia -- 0.1%
   735,000                 District of Columbia Tobacco Settlement Financing
                           Corp., Asset-Backed, 6.75%, 5/15/40                                           $    758,777
                                                                                                         ------------
                           Total District of Columbia                                                    $    758,777
---------------------------------------------------------------------------------------------------------------------
                           Florida -- 0.8%
 5,000,000                 Alachua County Health Facilities Authority, Terraces
                           Bonita Springs Project, Series A, 8.125%, 11/15/46                            $  5,414,050
   500,000                 Capital Trust Agency, Inc., H Bay Ministries, Inc.,
                           5.0%, 7/1/43                                                                       503,930
   750,000                 Capital Trust Agency, Inc., H Bay Ministries, Inc.,
                           5.0%, 7/1/53                                                                       753,232
   500,000                 Capital Trust Agency, Inc., H Bay Ministries, Inc.,
                           5.25%, 7/1/48                                                                      510,935
                                                                                                         ------------
                           Total Florida                                                                 $  7,182,147
---------------------------------------------------------------------------------------------------------------------
                           Georgia -- 0.7%
 6,000,000                 City of Atlanta Water & Wastewater Revenue, Series B,
                           5.0%, 11/1/47                                                                 $  6,844,980
                                                                                                         ------------
                           Total Georgia                                                                 $  6,844,980
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Hawaii -- 0.1%
 1,000,000(b)              State of Hawaii Department of Budget & Finance, 15
                           Craigside Project, Series A, 9.0%, 11/15/44                                   $  1,051,450
                                                                                                         ------------
                           Total Hawaii                                                                  $  1,051,450
---------------------------------------------------------------------------------------------------------------------
                           Illinois -- 6.8%
 1,000,000                 Chicago Board of Education, 5.75%, 4/1/35                                     $  1,134,180
 8,010,000                 Chicago Board of Education, 6.0%, 4/1/46                                         9,126,113
 2,035,000(e)              Chicago Board of Education, Series A, 5.0%, 12/1/33                              2,135,692
   440,000(e)              Chicago Board of Education, Series A, 5.0%, 12/1/41                                441,140
 5,025,000(e)              Chicago Board of Education, Series A, 5.0%, 12/1/42                              5,042,989
 1,205,000(e)              Chicago Board of Education, Series A, 5.5%, 12/1/39                              1,227,509
 1,000,000(e)              Chicago Board of Education, Series A, 7.0%,
                           12/1/46 (144A)                                                                   1,159,340
 8,000,000(e)              Chicago Board of Education, Series B, 6.5%, 12/1/46                              9,107,760
 3,250,000(e)              Chicago Board of Education, Series D, 5.0%, 12/1/31                              3,411,687
 7,505,000                 Chicago O'Hare International Airport, Senior Lien,
                           Series B, 5.0%, 1/1/48                                                           8,400,647
 2,500,000                 Chicago O'Hare International Airport, Senior Lien,
                           Series B, 5.0%, 1/1/53                                                           2,767,950
 4,713,653(f)              Illinois Finance Authority, Clare Oaks Project, Series B,
                           4.0%, 11/15/52                                                                   4,099,370
 2,634,795(d)              Illinois Finance Authority, Clare Oaks Project, Series C-1,
                           11/15/52                                                                           113,823
   526,959                 Illinois Finance Authority, Clare Oaks Project, Series C-2,
                           4.0%, 11/15/52                                                                     163,089
   526,959(d)              Illinois Finance Authority, Clare Oaks Project, Series C-3,
                           11/15/52                                                                           102,104
 1,050,000                 Illinois Finance Authority, Norwegian American
                           Hospital, Inc., 7.625%, 9/15/28                                                  1,073,919
 4,780,000                 Illinois Finance Authority, Norwegian American
                           Hospital, Inc., 7.75%, 9/15/38                                                   5,075,213
 6,850,000                 Southwestern Illinois Development Authority,
                           Comprehensive Mental Health Center, 6.625%, 6/1/37                               6,379,405
 1,685,000                 Southwestern Illinois Development Authority, Village
                           of Sauget Project, 5.625%, 11/1/26                                               1,664,578
                                                                                                         ------------
                           Total Illinois                                                                $ 62,626,508
---------------------------------------------------------------------------------------------------------------------
                           Indiana -- 8.4%
 1,750,000                 City of Carmel, Barrington Carmel Project, Series A,
                           7.0%, 11/15/32                                                                $  1,435,000
 2,000,000                 City of Carmel, Barrington Carmel Project, Series A,
                           7.125%, 11/15/42                                                                 1,640,000
 2,000,000                 City of Carmel, Barrington Carmel Project, Series A,
                           7.125%, 11/15/47                                                                 1,640,000
 3,500,000                 City of Crown Point, Wittenberg Village Project,
                           Series A, 8.0%, 11/15/39                                                         3,546,340
 2,475,000                 City of Evansville, Silver Birch Evansville Project,
                           5.45%, 1/1/38                                                                    2,487,004

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Indiana -- (continued)
   700,000                 City of Fort Wayne, Silver Birch Fort Wayne Project,
                           5.125%, 1/1/32                                                                $    703,899
 4,565,000                 City of Fort Wayne, Silver Birch Fort Wayne Project,
                           5.35%, 1/1/38                                                                    4,590,153
 1,275,000                 City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34                            1,334,071
 5,325,000                 City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37                           5,572,240
 1,230,000                 City of Lafayette, Glasswater Creek Lafayette Project,
                           5.6%, 1/1/33                                                                     1,266,998
 6,000,000                 City of Lafayette, Glasswater Creek Lafayette Project,
                           5.8%, 1/1/37                                                                     6,153,840
   500,000                 City of Mishawaka, Silver Birch Mishawaka Project,
                           5.1%, 1/1/32 (144A)                                                                503,180
 4,390,000                 City of Mishawaka, Silver Birch Mishawaka Project,
                           5.375%, 1/1/38 (144A)                                                            4,417,525
 2,050,000                 City of Muncie, Silver Birch Muncie Project,
                           5.05%, 1/1/31                                                                    2,097,724
 5,510,000                 City of Muncie, Silver Birch Muncie Project,
                           5.25%, 1/1/37                                                                    5,610,117
 4,560,000                 City of Terre Haute, Silver Birch Terre Haute Project,
                           5.35%, 1/1/38                                                                    4,575,550
 4,000,000(b)              County of Vigo, Hospital Authority, Union Hospitals, Inc.,
                           8.0%, 9/1/41                                                                     4,627,680
 2,100,000                 Indiana Finance Authority, Multipurpose Educational
                           Facilities, Avondale Meadows Academy Project,
                           5.125%, 7/1/37                                                                   2,126,103
 3,420,000                 Indiana Finance Authority, Multipurpose Educational
                           Facilities, Avondale Meadows Academy Project,
                           5.375%, 7/1/47                                                                   3,462,066
 1,940,000                 Indiana Finance Authority, Sanders Glen Project,
                           Series A, 4.25%, 7/1/43                                                          1,702,447
 1,795,000                 Indiana Finance Authority, Sanders Glen Project,
                           Series A, 4.5%, 7/1/53                                                           1,574,035
 8,580,000                 Indiana Housing & Community Development Authority,
                           Evergreen Village Bloomington Project, 5.5%, 1/1/37                              8,591,325
 8,000,000                 Town of Plainfield Multifamily Housing Revenue,
                           Glasswater Creek Project, 5.375%, 9/1/38                                         8,034,720
                                                                                                         ------------
                           Total Indiana                                                                 $ 77,692,017
---------------------------------------------------------------------------------------------------------------------
                           Kansas -- 1.3%
   400,000                 Kansas Development Finance Authority, Village Shalom
                           Project, Series A, 5.25%, 11/15/33                                            $    422,856
 9,160,000                 Kansas Development Finance Authority, Village Shalom
                           Project, Series A, 5.25%, 11/15/53                                               9,340,635
 2,000,000                 Kansas Development Finance Authority, Village Shalom
                           Project, Series A, 5.5%, 11/15/38                                                2,113,740
                                                                                                         ------------
                           Total Kansas                                                                  $ 11,877,231
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 21

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Maryland -- 0.1%
   940,000                 Maryland Health & Higher Educational Facilities
                           Authority, City Neighbors, Series A, 6.75%, 7/1/44                            $  1,021,442
                                                                                                         ------------
                           Total Maryland                                                                $  1,021,442
---------------------------------------------------------------------------------------------------------------------
                           Massachusetts -- 0.7%
   765,000                 Massachusetts Development Finance Agency, Adventcare
                           Project, 7.625%, 10/15/37                                                     $    803,931
 2,000,000                 Massachusetts Development Finance Agency, Adventcare
                           Project, Series A, 6.75%, 10/15/37                                               2,004,020
 1,250,000                 Massachusetts Development Finance Agency,
                           International Charter School, 5.0%, 4/15/40                                      1,303,512
 2,500,000                 Massachusetts Development Finance Agency, Linden
                           Ponds, Inc. Facility, 5.125%, 11/15/46 (144A)                                    2,557,550
 1,116,746(d)              Massachusetts Development Finance Agency, Linden
                           Ponds, Inc., Series B, 11/15/56                                                    223,785
                                                                                                         ------------
                           Total Massachusetts                                                           $  6,892,798
---------------------------------------------------------------------------------------------------------------------
                           Michigan -- 5.8%
 1,250,000                 Flint Michigan Hospital Building Authority, Hurley
                           Medical Center, 7.375%, 7/1/35                                                $  1,323,475
 1,250,000                 Flint Michigan Hospital Building Authority, Hurley
                           Medical Center, Series A, 5.25%, 7/1/39                                          1,297,538
 5,485,000                 Flint Michigan International Academy, Public School
                           Academy, 5.75%, 10/1/37                                                          5,490,320
 4,070,000                 Michigan Public Educational Facilities Authority,
                           David Ellis-West Project, 5.875%, 6/1/37                                         4,174,884
    50,000                 Michigan Public Educational Facilities Authority,
                           Dr. Joseph Pollack, 7.25%, 4/1/20                                                   51,503
 2,020,000                 Michigan Public Educational Facilities Authority,
                           Dr. Joseph Pollack, 8.0%, 4/1/40                                                 2,091,124
 7,135,000(f)              Michigan Strategic Fund, Michigan Department Offices
                           Lease, Series B, 6.75%, 3/1/40                                                   7,631,311
 4,000,000(f)              Michigan Strategic Fund, Series B, 6.625%, 11/1/41                               4,240,320
 4,875,000                 Michigan Tobacco Settlement Finance Authority, Series A,
                           6.0%, 6/1/34                                                                     4,875,536
21,195,000                 Michigan Tobacco Settlement Finance Authority, Series A,
                           6.0%, 6/1/48                                                                    20,791,871
 1,250,000                 Michigan Tobacco Settlement Finance Authority, Series A,
                           6.875%, 6/1/42                                                                   1,256,400
                                                                                                         ------------
                           Total Michigan                                                                $ 53,224,282
---------------------------------------------------------------------------------------------------------------------
                           Minnesota -- 2.8%
 2,000,000                 Bloomington Port Authority, Radisson Blu Mall of
                           America LLC, 9.0%, 12/1/35                                                    $  2,163,220
 3,040,000                 City of Bethel, Partnership Academy Project, Series A,
                           5.0%, 7/1/38                                                                     3,091,011
 1,000,000                 City of Bethel, Partnership Academy Project, Series A,
                           5.0%, 7/1/48                                                                     1,005,560

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Minnesota -- (continued)
 1,000,000                 City of Bethel, Partnership Academy Project, Series A,
                           5.0%, 7/1/53                                                                  $    996,020
 2,600,000                 City of Brooklyn Park, Prairie Seeds Academy Project,
                           Series A, 5.0%, 3/1/34                                                           2,612,272
 2,000,000                 City of Brooklyn Park, Prairie Seeds Academy Project,
                           Series A, 5.0%, 3/1/39                                                           1,955,980
   400,000                 City of Deephaven, Eagle Ridge Academy Project, Series A,
                           5.25%, 7/1/37                                                                      421,436
 1,500,000                 City of Deephaven, Eagle Ridge Academy Project, Series A,
                           5.5%, 7/1/50                                                                     1,569,150
 2,000,000                 City of Paul Minnesota, Housing & Redevelopment
                           Authority, Great River School Project, Series A,
                           5.5%, 7/1/52 (144A)                                                              2,042,680
 1,400,000                 City of Rochester, Math & Science Academy Project,
                           Series A, 5.25%, 9/1/43                                                          1,420,902
 6,080,000                 City of Rochester, Math & Science Academy Project,
                           Series A, 5.375%, 9/1/50                                                         6,170,288
 1,415,000                 Housing & Redevelopment Authority of The City of
                           St. Paul Minnesota, Higher Ground Academy Project,
                           Series A, 5.125%, 12/1/38                                                        1,428,542
 1,300,000                 Housing & Redevelopment Authority of The City of
                           St. Paul Minnesota, St. Paul City School Project,
                           Series A, 5.0%, 7/1/36                                                           1,236,391
                                                                                                         ------------
                           Total Minnesota                                                               $ 26,113,452
---------------------------------------------------------------------------------------------------------------------
                           Mississippi -- 0.2%
 1,980,000(f)              Mississippi Business Finance Corp., Chevron USA, Inc.
                           Project, Series G, 1.69%, 12/1/30                                             $  1,980,000
                                                                                                         ------------
                           Total Mississippi                                                             $  1,980,000
---------------------------------------------------------------------------------------------------------------------
                           Missouri -- 1.3%
 5,100,000                 Community Memorial Hospital District, Missouri
                           Hospital, 6.68%, 12/1/34                                                      $  5,152,938
   500,000                 Kansas City Industrial Development Authority, Series A,
                           4.25%, 4/1/26 (144A)                                                               503,635
 1,000,000                 Kansas City Industrial Development Authority, Series A,
                           5.0%, 4/1/36 (144A)                                                              1,005,290
 2,300,000                 Kansas City Industrial Development Authority, Series A,
                           5.0%, 4/1/46 (144A)                                                              2,237,394
 2,500,000(b)              Kirkwood Industrial Development Authority, Aberdeen
                           Heights, Series A, 8.25%, 5/15/45                                                2,687,025
                                                                                                         ------------
                           Total Missouri                                                                $ 11,586,282
---------------------------------------------------------------------------------------------------------------------
                           Nevada -- 0.1%
 5,000,000(d)              City of Reno, Reno Transportation Rail Access, Series C,
                           7/1/58 (144A)                                                                 $    570,450
                                                                                                         ------------
                           Total Nevada                                                                  $    570,450
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 23

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           New Jersey -- 3.1%
 1,255,000                 New Jersey Economic Development Authority, Charity
                           Marion P. Thomas Charter School, 5.25%, 10/1/38 (144A)                        $  1,273,825
 7,205,000                 New Jersey Economic Development Authority, Charity
                           Marion P. Thomas Charter School, 5.375%,
                           10/1/50 (144A)                                                                   7,326,044
 1,215,000                 New Jersey Economic Development Authority, Charter
                           Hatikvah International Academy, 5.25%, 7/1/37 (144A)                             1,275,373
 2,500,000                 New Jersey Economic Development Authority, Charter
                           Hatikvah International Academy, 5.375%, 7/1/47 (144A)                            2,588,675
 1,250,000                 New Jersey Economic Development Authority, University
                           Heights Charitable Schools Project, Series A,
                           5.75%, 9/1/50 (144A)                                                             1,324,913
 4,500,000                 New Jersey Health Care Facilities Financing Authority,
                           St. Peters University Hospital, 6.25%, 7/1/35                                    4,760,325
10,000,000                 Tobacco Settlement Financing Corp., Series B,
                           5.0%, 6/1/46                                                                    10,115,100
                                                                                                         ------------
                           Total New Jersey                                                              $ 28,664,255
---------------------------------------------------------------------------------------------------------------------
                           New Mexico -- 1.2%
 1,220,000                 County of Otero, Mexico Jail Project, 9.0%, 4/1/23                            $  1,217,865
 7,970,000(f)              County of Otero, Mexico Jail Project, 9.0%, 4/1/28                               7,906,240
 1,750,000                 Lower Petroglyphs Public Improvement District,
                           Refunding, 5.0%, 10/1/48                                                         1,785,403
                                                                                                         ------------
                           Total New Mexico                                                              $ 10,909,508
---------------------------------------------------------------------------------------------------------------------
                           New York -- 7.8%
   525,000                 Buffalo & Erie County Industrial Land Development Corp.,
                           Medaille College Project, 5.0%, 10/1/28 (144A)                                $    564,722
 4,150,000                 Buffalo & Erie County Industrial Land Development Corp.,
                           Medaille College Project, 5.0%, 10/1/38 (144A)                                   4,297,408
 3,755,000                 Erie Country New York Tobacco Asset Securitization Corp.,
                           Asset-Backed, Series A, 5.0%, 6/1/45                                             3,695,896
10,000,000(c)              Erie County Industrial Development Agency, Galvstar
                           LLC Project, Series A, 9.25%, 10/1/30                                            2,400,000
 8,000,000(c)              Erie County Industrial Development Agency, Galvstar
                           LLC Project, Series B, 9.25%, 10/1/30                                            1,920,000
 1,795,000(c)              Erie County Industrial Development Agency, Galvstar
                           LLC Project, Series C, 9.25%, 10/1/30                                              430,800
 6,430,000                 Nassau County Tobacco Settlement Corp., Asset-Backed,
                           Series A-3, 5.0%, 6/1/35                                                         6,192,669
 2,935,000                 Nassau County Tobacco Settlement Corp., Asset-Backed,
                           Series A-3, 5.125%, 6/1/46                                                       2,821,093
 2,620,000                 New York Counties Tobacco Trust IV, Settlement Pass
                           Through, Series A, 5.0%, 6/1/45                                                  2,487,742
51,600,000(d)              New York Counties Tobacco Trust V, Capital
                           Appreciation Pass Through, Sub Series S-4A, 6/1/60                               2,287,428
15,000,000                 Suffolk Tobacco Asset Securitization Corp., Capital
                           Appreciation, Series C, 6.625%, 6/1/44                                          15,715,050

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           New York -- (continued)
 9,030,000                 Suffolk Tobacco Asset Securitization Corp., Series B,
                           6.0%, 6/1/48                                                                  $  9,042,913
14,575,000                 TSASC, Inc., 5.0%, 6/1/45                                                       13,987,773
 6,000,000                 TSASC, Inc., 5.0%, 6/1/48                                                        5,760,000
                                                                                                         ------------
                           Total New York                                                                $ 71,603,494
---------------------------------------------------------------------------------------------------------------------
                           North Dakota -- 0.2%
 2,000,000                 County of Grand Forks, Red River Biorefinery LLC
                           Project, 5.375%, 9/15/38 (144A)                                               $  1,913,220
                                                                                                         ------------
                           Total North Dakota                                                            $  1,913,220
---------------------------------------------------------------------------------------------------------------------
                           Ohio -- 5.4%
 4,425,000                 Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 5.75%, 6/1/34                                       $  4,120,781
17,825,000                 Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 5.875%, 6/1/47                                        16,733,219
12,285,000                 Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 6.0%, 6/1/42                                          11,778,243
 8,440,000                 Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 6.5%, 6/1/47                                           8,376,700
   715,000                 Ohio Housing Finance Agency, Sanctuary Springboro
                           Project, 5.125%, 1/1/32 (144A)                                                     722,615
 5,275,000                 Ohio Housing Finance Agency, Sanctuary Springboro
                           Project, 5.45%, 1/1/38 (144A)                                                    5,330,493
 2,900,000                 Southeastern Ohio Port Authority, Refunding &
                           Improvement Memorial Health System, 6.0%, 12/1/42                                3,043,956
                                                                                                         ------------
                           Total Ohio                                                                    $ 50,106,007
---------------------------------------------------------------------------------------------------------------------
                           Pennsylvania -- 7.8%
   850,000                 Allegheny County Hospital Development Authority, Ohio
                           Valley General Hospital Project, Series A,
                           5.125%, 4/1/35                                                                $    743,912
 1,000,000                 Chester County Industrial Development Authority,
                           Collegium Charter School, Series A, 5.125%, 10/15/37                             1,031,270
 2,335,000                 Chester County Industrial Development Authority,
                           Collegium Charter School, Series A, 5.25%, 10/15/47                              2,382,611
 8,425,000                 Delaware County Industrial Development Authority,
                           Chester Charter School Arts Project, Series A,
                           5.125%, 6/1/46 (144A)                                                            8,552,049
 1,500,000                 Geisinger Authority, Geisinger Health System, Series A-2,
                           5.0%, 2/15/39                                                                    1,684,980
 2,903,000(f)              Geisinger Authority, Geisinger Health System, Series B,
                           1.67%, 8/1/22                                                                    2,903,000
 4,000,000                 Hospitals & Higher Education Facilities Authority of
                           Philadelphia, Temple University Health System,
                           Series A, 5.625%, 7/1/42                                                         4,257,280
 2,005,000                 Pennsylvania Economic Development Financing Authority,
                           US Airways Group, Series A, 7.5%, 5/1/20                                         2,104,488

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 25

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Pennsylvania -- (continued)
 8,445,000                 Pennsylvania Economic Development Financing Authority,
                           US Airways Group, Series B, 8.0%, 5/1/29                                      $  8,936,583
 4,055,000                 Philadelphia Authority for Industrial Development,
                           2800 American Street Co. Project, Series A,
                           5.625%, 7/1/48 (144A)                                                            4,071,950
 2,200,000                 Philadelphia Authority for Industrial Development,
                           Greater Philadelphia Health Action, Inc. Project,
                           Series A, 6.5%, 6/1/45                                                           2,265,516
 3,145,000                 Philadelphia Authority for Industrial Development,
                           Greater Philadelphia Health Action, Inc. Project,
                           Series A, 6.625%, 6/1/50                                                         3,250,672
 2,500,000                 Philadelphia Authority for Industrial Development,
                           Green Woods Charter School Project, Series A,
                           5.5%, 6/15/32                                                                    2,583,750
 5,200,000                 Philadelphia Authority for Industrial Development,
                           Green Woods Charter School Project, Series A,
                           5.75%, 6/15/42                                                                   5,383,144
 6,000,000                 Philadelphia Authority for Industrial Development,
                           Nueva Esperanze, Inc., 8.2%, 12/1/43                                             6,566,400
 1,000,000                 Philadelphia Authority for Industrial Development,
                           Performing Arts Charter School Project, 6.5%,
                           6/15/33 (144A)                                                                   1,025,430
 3,000,000                 Philadelphia Authority for Industrial Development,
                           Performing Arts Charter School Project, 6.75%,
                           6/15/43 (144A)                                                                   3,076,440
 1,660,000                 Philadelphia Authority for Industrial Development,
                           Revenue International Education & Community
                           Initiatives, 5.125%, 6/1/38 (144A)                                               1,670,192
 3,500,000                 Philadelphia Authority for Industrial Development,
                           Revenue International Education & Community
                           Initiatives, 5.25%, 6/1/48 (144A)                                                3,502,240
 4,370,000                 Philadelphia Authority for Industrial Development,
                           Revenue International Education & Community
                           Initiatives, 5.375%, 6/1/53 (144A)                                               4,394,603
 1,570,000                 Philadelphia Authority for Industrial Development,
                           University of the Arts, 5.0%, 3/15/45 (144A)                                     1,540,610
                                                                                                         ------------
                           Total Pennsylvania                                                            $ 71,927,120
---------------------------------------------------------------------------------------------------------------------
                           Puerto Rico -- 1.3%
24,000,000(c)(e)           Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                           $ 11,640,000
                                                                                                         ------------
                           Total Puerto Rico                                                             $ 11,640,000
---------------------------------------------------------------------------------------------------------------------
                           Rhode Island -- 0.7%
 2,065,000(c)              Central Falls Detention Facility Corp., 7.25%, 7/15/35                        $    326,064
 2,000,000(d)(f)           Tender Option Bond Trust Receipts/Certificates, RIB,
                           9/1/47 (144A)                                                                    2,241,200
 4,250,000                 Tobacco Settlement Financing Corp., Series B, 5.0%,
                           6/1/50                                                                           4,292,330
                                                                                                         ------------
                           Total Rhode Island                                                            $  6,859,594
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Tennessee -- 0.0%+
     5,000                 Johnson City Health & Educational Facilities Board,
                           Appalachian Christian Village, 5.0%, 2/15/43                                  $      4,207
                                                                                                         ------------
                           Total Tennessee                                                               $      4,207
---------------------------------------------------------------------------------------------------------------------
                           Texas -- 7.2%
   200,000                 Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 5.875%, 3/1/24                                             $    204,810
   525,000                 Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 6.625%, 3/1/29                                                  544,987
   375,000                 Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 7.0%, 3/1/34                                                    392,940
 7,030,000                 Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 7.125%, 3/1/44                                                7,278,089
   350,000                 City of Celina, 5.375%, 9/1/28                                                     357,392
   800,000                 City of Celina, 5.5%, 9/1/24                                                       803,376
   250,000                 City of Celina, 5.5%, 9/1/32                                                       254,770
   650,000                 City of Celina, 5.875%, 9/1/40                                                     665,047
 1,075,000                 City of Celina, 6.0%, 9/1/30                                                     1,080,719
 2,700,000                 City of Celina, 6.25%, 9/1/40                                                    2,712,690
   234,442(c)              Gulf Coast Industrial Development Authority, Microgy
                           Holdings Project, 7.0%, 12/1/36                                                          2
 2,000,000                 La Vernia Higher Education Finance Corp., Meridian
                           World School, Series A, 5.5%, 8/15/45 (144A)                                     2,081,600
 7,060,000(f)              Lower Neches Valley Authority Industrial Development Corp.,
                           Exxon Mobil Corp., 1.73%, 11/1/38                                                7,060,000
 1,000,000                 Newark Higher Education Finance Corp., Austin Achieve
                           Public Schools, Inc., 5.0%, 6/15/48                                              1,013,780
17,350,000+(c)             Sanger Industrial Development Corp., Texas Pellets
                           Project, Series B, 8.0%, 7/1/38                                                  6,662,400
 5,000,000                 Tarrant County Cultural Education Facilities Finance Corp.,
                           Buckner Senior Living Ventana Project, 6.625%, 11/15/37                          5,518,200
 2,250,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                           Mirador Project, Series A, 4.625%, 11/15/41                                      1,012,500
 5,000,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                           Mirador Project, Series A, 4.875%, 11/15/48                                      2,250,000
   120,000(b)              Tarrant County Cultural Education Facilities Finance Corp.,
                           MRC Crestview Project, 8.0%, 11/15/34                                              132,511
 6,350,000(b)              Tarrant County Cultural Education Facilities Finance Corp.,
                           MRC Crestview Project, 8.125%, 11/15/44                                          7,012,369
 1,775,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                           Stayton At Museum Way, Series A, 8.0%, 11/15/28                                  1,757,250
   500,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                           Stayton At Museum Way, Series A, 8.25%, 11/15/39                                   490,140
 5,400,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                           Stayton At Museum Way, Series A, 8.25%, 11/15/44                                 5,258,412

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 27

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Texas -- (continued)
 1,000,000(c)              Texas Midwest Public Facility Corp., Secure Treatment
                           Facility Project, 9.0%, 10/1/30                                               $    221,110
 6,840,000                 Texas Water Development Board, State Water
                           Implementation Fund, Series B, 5.0%, 4/15/49                                     7,857,860
 1,250,000                 Village on the Park, New Hope Cultural Education
                           Facilities Finance Corp., Cardinal Bay, Inc., 5.5%, 7/1/46                       1,348,938
 1,000,000                 Village on the Park, New Hope Cultural Education
                           Facilities Finance Corp., Cardinal Bay, Inc., 5.75%, 7/1/51                      1,083,690
   115,000                 Village on the Park, New Hope Cultural Education
                           Facilities Finance Corp., Cardinal Bay, Inc., 6.0%, 7/1/26                         118,697
 1,350,000                 Village on the Park, New Hope Cultural Education
                           Facilities Finance Corp., Cardinal Bay, Inc., 7.0%, 7/1/51                       1,407,821
                                                                                                         ------------
                           Total Texas                                                                   $ 66,582,100
---------------------------------------------------------------------------------------------------------------------
                           Utah -- 0.9%
   710,000                 Utah Charter School Finance Authority, Summit Academy
                           High School, Series A, 7.25%, 5/15/21                                         $    769,711
 1,985,000                 Utah Charter School Finance Authority, Summit Academy
                           High School, Series A, 8.125%, 5/15/31                                           2,135,899
 5,145,000                 Utah Charter School Finance Authority, Summit Academy
                           High School, Series A, 8.5%, 5/15/41                                             5,527,068
                                                                                                         ------------
                           Total Utah                                                                    $  8,432,678
---------------------------------------------------------------------------------------------------------------------
                           Virginia -- 3.8%
 2,500,000                 Ballston Quarter Community Development Authority,
                           Series A, 5.5%, 3/1/46                                                        $  2,571,225
 2,100,000                 Cherry Hill Community Development Authority, Potomac
                           Shores Project, 5.4%, 3/1/45 (144A)                                              2,141,391
   815,000                 Embrey Mill Community Development Authority, 5.3%,
                           3/1/35 (144A)                                                                      813,949
 4,665,000                 Embrey Mill Community Development Authority, 5.6%,
                           3/1/45 (144A)                                                                    4,710,297
 3,500,000                 Peninsula Town Center Community Development Authority,
                           4.5%, 9/1/45 (144A)                                                              3,509,800
 1,250,000                 Peninsula Town Center Community Development Authority,
                           5.0%, 9/1/37 (144A)                                                              1,318,612
 2,000,000                 Peninsula Town Center Community Development Authority,
                           5.0%, 9/1/45 (144A)                                                              2,092,480
16,950,000                 Tobacco Settlement Financing Corp., Series B-1,
                           5.0%, 6/1/47                                                                    16,144,875
 1,750,000                 Tobacco Settlement Financing Corp., Series B-2,
                           5.2%, 6/1/46                                                                     1,734,688
                                                                                                         ------------
                           Total Virginia                                                                $ 35,037,317
---------------------------------------------------------------------------------------------------------------------
                           Washington -- 0.5%
 3,830,000(e)              State of Washington, Series C, 5.0%, 2/1/41                                   $  4,396,112
                                                                                                         ------------
                           Total Washington                                                              $  4,396,112
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                           Wisconsin -- 5.2%
   775,000                 Public Finance Authority, Community School of Davidson
                           Project, 5.0%, 10/1/33                                                        $    804,845
 3,800,000                 Public Finance Authority, Community School of Davidson
                           Project, 5.0%, 10/1/48                                                           3,851,832
 1,590,000                 Public Finance Authority, Coral Academy Science Las
                           Vegas, 5.625%, 7/1/44                                                            1,696,307
 9,310,000                 Public Finance Authority, Gardner Webb University,
                           5.0%, 7/1/31 (144A)                                                              9,406,172
 5,325,000                 Public Finance Authority, Glenridge Palmer Ranch,
                           Series A, 8.25%, 6/1/46 (144A)                                                   5,921,134
 5,057,500                 Public Finance Authority, Las Ventanas Retirement
                           Community, 7.0%, 10/1/42                                                         5,158,094
   500,000                 Public Finance Authority, Lead Academy Project, Series A,
                           4.25%, 8/1/26 (144A)                                                               496,410
 2,000,000                 Public Finance Authority, Lead Academy Project, Series A,
                           5.0%, 8/1/36 (144A)                                                              2,058,520
 2,500,000                 Public Finance Authority, Lead Academy Project, Series A,
                           5.125%, 8/1/46 (144A)                                                            2,537,575
 2,000,000                 Public Finance Authority, Proton Treatment, Series A-1,
                           6.375%, 1/1/48 (144A)                                                            2,043,720
   500,000                 Public Finance Authority, SearStone CCRC Project,
                           Series A, 5.3%, 6/1/47                                                             501,645
 2,500,000                 Public Finance Authority, SearStone CCRC Project,
                           Series A, 5.375%, 6/1/52                                                         2,508,200
 8,615,000(d)              Public Finance Authority, Springshire Pre Development
                           Project, 12/1/20 (144A)                                                          7,003,995
 1,245,000                 Public Finance Authority, Voyager Foundation, Inc.,
                           Project, Series A, 5.125%, 10/1/45                                               1,267,759
 2,815,000                 Public Finance Authority, Voyager Foundation, Inc.,
                           Project, Series A, 6.2%, 10/1/42                                                 3,034,936
                                                                                                         ------------
                           Total Wisconsin                                                               $ 48,291,144
---------------------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $910,413,920)                                                           $904,460,074
---------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                           (Cost $925,734,920) (g)                                                       $919,781,074
---------------------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- 0.2%                                          $  1,776,743
---------------------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                                          $921,557,817
=====================================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2019, the value of these securities amounted to $159,180,104, or 17.3% of net assets.

RIB Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at February 28, 2019.

AGM     Assured Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 29

(1)     Securities are restricted as to resale.

+       Amount rounds to less than 0.1%.

+ Securities that used significant unobservable inputs to determine their value.

(a)     Consists of Revenue Bonds unless otherwise indicated.

(b) Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c)     Security is in default.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e)     Represents a General Obligation Bond.

(f) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2019.

(g) The concentration of investments by type of obligation/market sector is as follows:

        Revenue Bonds:
        Tobacco Revenue                                                    25.9%
        Education Revenue                                                  23.5%
        Health Revenue                                                     21.1%
        Development Revenue                                                14.7%
        General Obligation                                                  6.3%
        Transportation Revenue                                              2.7%
        Facilities Revenue                                                  2.2%
        Water Revenue                                                       1.8%
        Other Revenue                                                       1.5%
        Pollution Control Revenue                                           0.3%
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2019, aggregated to $296,706,290 and $110,404,466, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2019, the Fund did not engage in cross trade activity.

At February 28, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $934,588,515 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                               $ 38,559,366
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                (53,366,807)
                                                                             ------------
   Net unrealized depreciation                                               $(14,807,441)
                                                                             ============

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2019, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------
                                          Level 1     Level 2         Level 3       Total
--------------------------------------------------------------------------------------------------
Debtor in Possession Financing            $ --        $ 15,321,000    $       --    $ 15,321,000
Municipal Bonds
 Texas                                      --          59,919,700     6,662,400      66,582,100
 All Other Municipal Bonds                  --         837,877,974            --     837,877,974
--------------------------------------------------------------------------------------------------
Total Investments in Securities           $ --        $913,118,674    $6,662,400    $919,781,074
==================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                     Municipal
                                                                     Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/18                                                $6,662,400
Realized gain (loss)(1)                                                      --
Changed in unrealized appreciation (depreciation)(2)                       (729)
Accrued discounts/premiums                                                  729
Purchases                                                                    --
Sales                                                                        --
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 2/28/19                                                $6,662,400
================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended February 28, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at February 28, 2019:                                              $(729)
                                                                                          -----

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 31

Statement of Assets and Liabilities | 2/28/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $925,734,920)             $919,781,074
  Cash                                                                             2,966,189
  Receivables --
     Investment securities sold                                                    4,598,885
     Fund shares sold                                                             13,501,825
     Interest                                                                     13,728,281
  Due from the Adviser                                                                47,488
  Other assets                                                                     1,072,060
---------------------------------------------------------------------------------------------
       Total assets                                                             $955,695,802
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $ 29,966,554
     Fund shares repurchased                                                       3,203,793
     Distributions                                                                   725,336
     Trustees' fees                                                                    5,176
  Due to affiliates                                                                   64,001
  Accrued expenses                                                                   173,125
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $ 34,137,985
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $969,041,301
  Distributable earnings (loss)                                                  (47,483,484)
---------------------------------------------------------------------------------------------
       Net assets                                                               $921,557,817
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $352,890,363/48,603,612 shares)                             $       7.26
  Class C (based on $131,493,543/18,104,318 shares)                             $       7.26
  Class Y (based on $437,173,911/61,004,184 shares)                             $       7.17
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $7.26 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $       7.60
=============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Statement of Operations (unaudited)

For the Six Months Ended 2/28/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                               $24,864,613
--------------------------------------------------------------------------------------------------
       Total investment income                                                       $ 24,864,613
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 1,898,771
  Administrative expense                                               125,625
  Transfer agent fees
     Class A                                                            48,266
     Class C                                                            23,676
     Class Y                                                           113,359
  Distribution fees
     Class A                                                           404,979
     Class C                                                           632,744
  Shareowner communications expense                                      5,414
  Custodian fees                                                         6,448
  Registration fees                                                     43,145
  Professional fees                                                     60,553
  Printing expense                                                       7,174
  Pricing fees                                                          46,319
  Trustees' fees                                                        16,960
  Insurance expense                                                      4,360
  Miscellaneous                                                         26,984
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  3,464,777
     Less fees waived and expenses reimbursed by the Adviser                             (215,553)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $  3,249,224
--------------------------------------------------------------------------------------------------
       Net investment income                                                         $ 21,615,389
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                             $(10,656,829)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                             $   (773,354)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $(11,430,183)
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 10,185,206
==================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 33

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 2/28/19            Year Ended
                                                                 (unaudited)        8/31/18
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $  21,615,389      $  31,497,908
Net realized gain (loss) on investments                            (10,656,829)           907,025
Change in net unrealized appreciation (depreciation)
  on investments                                                      (773,354)         1,847,195
---------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations        $  10,185,206      $  34,252,128
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.18 and $0.36 per share, respectively)           $  (8,107,348)     $ (13,486,352)*
     Class C ($0.15 and $0.30 per share, respectively)              (2,675,706)        (5,654,517)*
     Class Y ($0.19 and $0.37 per share, respectively)              (8,487,214)       (10,807,775)*
---------------------------------------------------------------------------------------------------
       Total distributions to shareowners                        $ (19,270,268)     $ (29,948,644)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $ 322,533,157      $ 274,930,475
Reinvestment of distributions                                       15,411,833         24,135,680
Cost of shares repurchased                                        (146,098,198)      (168,155,033)
---------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                        $ 191,846,792      $ 130,911,122
---------------------------------------------------------------------------------------------------
     Net increase in net assets                                  $ 182,716,730      $ 135,214,606
NET ASSETS:**
Beginning of period                                              $ 738,796,087      $ 603,581,481
---------------------------------------------------------------------------------------------------
End of period                                                    $ 921,557,817      $ 738,796,087
===================================================================================================
* For the year ended August 31, 2018, distributions to shareowners were presented as net investment income.
**For the year ended August 31, 2018, undistributed net investment income was presented as follows: $7,956,181.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------------
                                         Six Months       Six Months
                                         Ended            Ended
                                         2/28/19          2/28/19           Year Ended       Year Ended
                                         Shares           Amount            8/31/18          8/31/18
                                         (unaudited)      (unaudited)       Shares           Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                              11,182,614       $ 81,059,399       12,697,962      $ 92,532,212
Reinvestment of distributions               978,656          7,085,192        1,621,295        11,808,550
Less shares repurchased                  (6,193,107)       (44,805,986)      (8,242,476)      (60,027,196)
----------------------------------------------------------------------------------------------------------
  Net increase                            5,968,163       $ 43,338,605        6,076,781      $ 44,313,566
==========================================================================================================
Class C
Shares sold                               2,711,287       $ 19,679,992        2,423,466      $ 17,669,687
Reinvestment of distributions               305,164          2,210,997          655,125         4,772,212
Less shares repurchased                  (3,207,883)       (23,330,110)      (4,424,935)      (32,236,297)
----------------------------------------------------------------------------------------------------------
  Net decrease                             (191,432)      $ (1,439,121)      (1,346,344)     $ (9,794,398)
==========================================================================================================
Class Y
Shares sold                              31,060,832       $221,793,766       22,906,913      $164,728,576
Reinvestment of distributions               855,261          6,115,644        1,050,860         7,554,918
Less shares repurchased                 (10,905,192)       (77,962,102)     (10,555,694)      (75,891,540)
----------------------------------------------------------------------------------------------------------
  Net increase                           21,010,901       $149,947,308       13,402,079      $ 96,391,954
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 35

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year        Year        Year        Year      Year
                                                                2/28/19      Ended       Ended       Ended       Ended     Ended
                                                                (unaudited)  8/31/18     8/31/17     8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $   7.36     $   7.32    $   7.59    $   7.22    $   7.27  $   7.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.20(a)  $   0.38(a) $   0.35(a) $   0.36(a) $   0.41  $   0.43
  Net realized and unrealized gain (loss) on investments           (0.12)        0.02       (0.26)       0.41       (0.06)     0.09
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.08     $   0.40    $   0.09    $   0.77    $   0.35  $   0.52
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.18)    $  (0.36)   $  (0.36)   $  (0.40)   $  (0.40) $  (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.10)    $   0.04    $  (0.27)   $   0.37    $  (0.05) $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.26     $   7.36    $   7.32    $   7.59    $   7.22  $   7.27
====================================================================================================================================
Total return (b)                                                    1.12%(c)     5.60%       1.32%      10.90%       4.88%     7.52%
Ratio of net expenses to average net assets                         0.82%(d)     0.86%       0.88%       0.87%       0.89%     0.90%
Ratio of net investment income (loss) to average net assets         5.60%(d)     5.16%       4.85%       4.86%       5.59%     5.97%
Portfolio turnover rate                                               14%(c)       22%         35%         20%         29%       55%
Net assets, end of period (in thousands)                        $352,890     $313,695    $267,618    $292,019    $245,877  $240,331
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              0.86%(d)     0.86%       0.88%       0.87%       0.89%     0.90%
  Net investment income (loss) to average net assets                5.56%(d)     5.16%       4.85%       4.86%       5.59%     5.97%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year        Year        Year        Year      Year
                                                                2/28/19      Ended       Ended       Ended       Ended     Ended
                                                                (unaudited)  8/31/18     8/31/17     8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $   7.36     $   7.32    $   7.59    $   7.22    $   7.28  $   7.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.17(a)  $   0.32(a) $   0.30(a) $   0.30(a) $   0.36  $   0.41
  Net realized and unrealized gain (loss) on investments           (0.12)        0.02       (0.27)       0.41       (0.07)     0.07
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.05     $   0.34    $   0.03    $   0.71    $   0.29  $   0.48
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.15)    $  (0.30)   $  (0.30)   $  (0.34)   $  (0.35) $  (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.10)    $   0.04    $  (0.27)   $   0.37    $  (0.06) $   0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.26     $   7.36    $   7.32    $   7.59    $   7.22  $   7.28
====================================================================================================================================
Total return (b)                                                    0.73%(c)     4.81%       0.55%      10.07%       3.95%     6.85%
Ratio of net expenses to average net assets                         1.59%(d)     1.63%       1.65%       1.63%       1.65%     1.66%
Ratio of net investment income (loss) to average net assets         4.82%(d)     4.42%       4.10%       4.10%       4.83%     5.23%
Portfolio turnover rate                                               14%(c)       22%         35%         20%         29%       55%
Net assets, end of period (in thousands)                        $131,494     $134,670    $143,846    $165,883    $146,029  $149,453
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              1.62%(d)     1.63%       1.65%       1.63%       1.65%     1.66%
  Net investment income (loss) to average net assets                4.79%(d)     4.42%       4.10%       4.10%       4.83%     5.23%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year        Year        Year        Year      Year
                                                                2/28/19      Ended       Ended       Ended       Ended     Ended
                                                                (unaudited)  8/31/18     8/31/17     8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $   7.26     $   7.22    $   7.49    $   7.12    $   7.18  $   7.10
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.21(a)  $   0.38(a) $   0.36(a) $   0.37(a) $   0.39  $   0.46
  Net realized and unrealized gain (loss) on investments           (0.11)        0.03       (0.26)       0.41       (0.04)     0.07
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.10     $   0.41    $   0.10    $   0.78    $   0.35  $   0.53
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.19)    $  (0.37)   $  (0.37)   $  (0.41)   $  (0.41) $  (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.09)    $   0.04    $  (0.27)   $   0.37    $  (0.06) $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.17     $   7.26    $   7.22    $   7.49    $   7.12  $   7.18
====================================================================================================================================
Total return (b)                                                    1.36%(c)     5.80%       1.45%      11.17%       4.92%     7.69%
Ratio of net expenses to average net assets                         0.56%(d)     0.68%       0.72%       0.71%       0.71%     0.71%
Ratio of net investment income (loss) to average net assets         5.88%(d)     5.31%       4.99%       5.01%       5.77%     6.17%
Portfolio turnover rate                                               14%(c)       22%         35%         20%         29%       55%
Net assets, end of period (in thousands)                        $437,174     $290,431    $192,118    $192,198    $128,202  $100,199
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              0.64%(d)     0.68%       0.72%       0.71%       0.71%     0.71%
  Net investment income (loss) to average net assets                5.80%(d)     5.31%       4.99%       5.01%       5.77%     6.17%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Notes to Financial Statements | 2/28/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 28, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 39

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At February 28, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 41

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax-exempt income                                             $28,805,560
      Ordinary income                                                 1,143,084
      --------------------------------------------------------------------------
          Total                                                     $29,948,644
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed tax-exempt income                              $ 17,306,897
      Capital loss carryforward                                     (41,151,088)
      Current year dividend payable                                    (520,144)
      Net unrealized depreciation                                   (14,034,087)
      --------------------------------------------------------------------------
          Total                                                    $(39,398,422)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $41,063 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Indiana, New York

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 43 and Pennsylvania, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      The Fund invests in below investment grade (high yield) debt securities. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Class C shares do not have an expense limitation. These expense limitations are in effect through December 31, 2019 for Class A and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Prior to October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Fees waived and expenses reimbursed, during the six months ended February 28, 2019 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $46,083 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 45

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $1,890
Class C                                                                   1,252
Class Y                                                                   2,272
--------------------------------------------------------------------------------
 Total                                                                   $5,414
================================================================================

4. Distribution Plan and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,918 in distribution fees payable to the Distributor at February 28, 2019.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2019, CDSCs in the amount of $9,273 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or

46 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 the limits set for borrowing by the Fund's prospectus and the 1940 Act. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2019, the Fund had no borrowings under the credit facility.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 47

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Income Municipal Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

48 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 49

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that would be effective October 1, 2018.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to

50 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 51

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

52 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 53

                          This page is for your notes.

54 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 55

                          This page is for your notes.

56 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 57

                          This page is for your notes.

58 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19 59

                          This page is for your notes.

60 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 20563-12-0419

                                 Pioneer Global
                                 Equity Fund

--------------------------------------------------------------------------------
                                 Semiannual Report | February 28, 2019
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A   GLOSX
                                 Class C   GCSLX
                                 Class K   PGEKX
                                 Class R   PRGEX
                                 Class Y   PGSYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                 [LOGO]   Amundi Pioneer
                                          ==============
                                        ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         24

Notes to Financial Statements                                                33

Approval of Investment Management Agreement                                  45

Trustees, Officers and Service Providers                                     50

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/19 3

Portfolio Management Discussion | 2/28/19

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 28, 2019. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Glazer, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform over the six-month period ended February 28, 2019?

A Pioneer Global Equity Fund's Class A shares returned -7.07% at net asset value during the six-month period ended February 28, 2019, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index1, returned -3.34% and -2.92%, respectively. During the same period, the average return of the 933 mutual funds in Morningstar's World Large Stock Funds category was -3.30%.

Q How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2019?

A The six-month period was a difficult one for investors in global equities. The fourth quarter of 2018 was especially challenging, as market participants reacted negatively to growing geopolitical uncertainty, including the ongoing Brexit saga in the United Kingdom (UK); the persistent "yellow vest" anti-government protests in France; budget disputes between the European Union and the Italian government; worries over Greece's stability (particularly its economy); and, perhaps most importantly, the long-running trade dispute between the United States and China, as tense negotiations led to threats that tariffs, which have already caused some disruptions, could be ramped up.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

      In the closing months of 2018, many market watchers reacted to the long list of uncertainties by concluding that the longstanding global economic recovery was nearing its end, and so investors indiscriminately sold off cyclical stocks tied to the global growth outlook -- even stocks of companies with strong earnings and favorable earnings outlooks -- in favor of equities in non-cyclical sectors such as consumer staples and health care. U.S. large-cap equities, as measured by the Standard & Poor's 500 Index (S&P 500) were caught up in the sell-off and returned -3.04% for the six-month period.

      After the fourth-quarter market rout, investors seemed to regain some of their faith in the current growth cycle as the calendar turned to 2019, and global equities made up some of their earlier losses over the first two months of the new calendar year. In February 2019, for example, the S&P 500 returned 3.21%, the MSCI World Index returned 3.01%, and the MSCI All Country World Index returned 2.67%.

Q     Would you review the Fund's overall investment approach?

A When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis.

      We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to do share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

      Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside relative to their downside.

*     Diversification does not assure a profit nor protect against loss.

**    Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/19 5

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's benchmark-relative performance during the six-month period ended February 28, 2019?

A During the six-month period, we maintained a cyclical bias in the portfolio, with overweights to cyclical sectors such as financials, and less emphasis on holdings of stocks in defensive sectors, like consumer staples. Given the heightened volatility that saw many market participants seek refuge in defensive sectors in the fourth quarter of 2018, the Fund's cyclical bias was a drag on benchmark-relative performance.

      Individual holdings that detracted from the Fund's benchmark-relative returns during the six-month period included the portfolio's position in the British telecommunications company Vodafone Group, as investors reacted negatively to the company's spending more than had been anticipated in order to increase its frequency "spectrum" capabilities to 4G and 5G in a number of countries. In addition, the Fund's holdings in Valeo, a French auto-components supplier, and Daimler, the German automobile manufacturer, detracted from relative returns as both companies struggled due to increased trade-war threats and resulting growth concerns. We sold the Fund's Valeo position, but continue to hold Vodafone and Daimler in the portfolio because we believe they each have a favorable longer-term outlook.

      Positive contributors to the Fund's benchmark-relative performance during the six-month period included a position in Moncler, a high-end apparel and lifestyle company headquartered in Italy. The company successfully proceeded with its gradual rollout of new stores during the period, while maintaining a strong balance sheet and posting earnings that once again exceeded analysts' forecasts. Additionally, the Fund's position in American semiconductor firm Micron Technology aided benchmark-relative returns, as the chipmaker has been profiting from "smart technology" implementation across a wide range of updated consumer products -- the so-called "Internet of Things."

Q Did you employ derivatives in managing the Fund during the six-month period ended February 28, 2019, and did those investments have an effect on performance?

A During a portion of the six-month period, we invested minimally in futures contracts, which had a negligible effect on the Fund's performance.

6 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Q How was the Fund positioned as of February 28, 2019, and what is your outlook for the months ahead?

A Despite the ups and downs of the previous six months, we believe that the global economy remains in the midst of a growth cycle, albeit at a slower pace. We continue to look for corporate profits, earnings, and global gross domestic product (GDP) to expand. At the same time, we believe the recent compression in yields is temporary.

      While we do anticipate continued economic growth and solid corporate profits, we view global equity market performance as very uncertain going forward, as none of the issues that worried investors in the latter months of 2018 -- such as trade tensions, Brexit, and geopolitical uncertainty in Europe and elsewhere -- appear close to being resolved. For the moment, market watchers have decided to take a more positive view of the various unresolved situations, but that view could change at any time.

      As for the Fund's positioning, while it has become somewhat more defensive, we have maintained our pro-cyclical tilt within the portfolio, with benchmark-relative overweights in the information technology, financials, and industrials sectors. We also have increased the Fund's energy holdings, based on what we feel are attractive valuations within the sector amid potential opportunities for longer-term infrastructure improvements. Finally, due to the uncertain outlook for global interest rates, we have maintained the Fund's underweights in consumer staples, real estate, and utilities stocks.

      Geographically speaking, U.S. stocks, at nearly 58% of invested assets, represented the largest allocation in the Fund as of period-end, with the remainder of the portfolio's holdings spread out across several different regions. Europe and the UK represented roughly 22% of Fund's invested assets at period-end, while Japan, at nearly 9%, and China, at just under 5%, were the largest portfolio allocations in Asia.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/19 7

Please refer to the Schedule of Investments on pages 18-23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Portfolio Summary | 2/28/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.6%
Information Technology                                                     16.9%
Communication Services                                                     11.8%
Energy                                                                     11.6%
Consumer Discretionary                                                      9.1%
Industrials                                                                 8.4%
Health Care                                                                 8.3%
Materials                                                                   5.7%
Consumer Staples                                                            2.5%
Real Estate                                                                 1.3%
Government                                                                  0.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

United States                                                              57.8%
Japan                                                                       8.7%
United Kingdom                                                              5.7%
Netherlands                                                                 5.2%
China                                                                       4.7%
France                                                                      4.6%
Switzerland                                                                 3.1%
Ireland                                                                     1.8%
Indonesia                                                                   1.4%
Russia                                                                      1.4%
South Korea                                                                 1.3%
Italy                                                                       1.0%
Finland                                                                     1.0%
Other (individually less than 1%)                                           2.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. AT&T, Inc.                                                             4.49%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            4.43
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        4.25
--------------------------------------------------------------------------------
 4. Discover Financial Services                                            3.76
--------------------------------------------------------------------------------
 5. Royal Dutch Shell Plc                                                  3.76
--------------------------------------------------------------------------------
 6. TOTAL SA                                                               3.49
--------------------------------------------------------------------------------
 7. United Rentals, Inc.                                                   2.73
--------------------------------------------------------------------------------
 8. Walgreens Boots Alliance, Inc.                                         2.49
--------------------------------------------------------------------------------
 9. Blackstone Group LP                                                    2.40
--------------------------------------------------------------------------------
10. Mitsubishi UFJ Financial Group, Inc.                                   2.06
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/19 9

Prices and Distributions | 2/28/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                      2/28/19                8/31/18
--------------------------------------------------------------------------------
      A                         $13.79                 $16.26
--------------------------------------------------------------------------------
      C                         $13.49                 $15.88
--------------------------------------------------------------------------------
      K                         $13.77                 $16.28
--------------------------------------------------------------------------------
      R                         $13.74                 $16.15
--------------------------------------------------------------------------------
      Y                         $13.81                 $16.33
--------------------------------------------------------------------------------

Distributions per Share*: 9/1/18 - 2/28/19

--------------------------------------------------------------------------------
                  Net Investment         Short-Term           Long-Term
     Class           Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
      A             $0.0847                 $ --               $1.2157
--------------------------------------------------------------------------------
      C             $    --                 $ --               $1.2157
--------------------------------------------------------------------------------
      K             $0.1549                 $ --               $1.2157
--------------------------------------------------------------------------------
      R             $0.0262                 $ --               $1.2157
--------------------------------------------------------------------------------
      Y             $0.1577                 $ --               $1.2157
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2019)
--------------------------------------------------------
                                               MSCI
                  Net      Public     MSCI     All
                  Asset    Offering   World    Country
                  Value    Price      ND       World
Period            (NAV)    (POP)      Index    ND Index
--------------------------------------------------------
10 years          11.44%    10.78%    13.05%   12.73%
5 years            5.14      3.90      6.53     6.28
1 year            -8.43    -13.69      0.43    -0.84
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
--------------------------------------------------------
                Gross           Net
--------------------------------------------------------
                1.30%           1.15%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
2/09            $ 9,425                 $10,000                         $10,000
2/10            $13,933                 $15,430                         $15,812
2/11            $16,175                 $18,774                         $19,218
2/12            $15,898                 $18,456                         $18,932
2/13            $17,481                 $20,430                         $20,690
2/14            $21,674                 $24,859                         $24,448
2/15            $23,637                 $26,815                         $26,295
2/16            $20,775                 $23,865                         $23,056
2/17            $24,608                 $28,939                         $28,145
2/18            $30,402                 $33,962                         $33,435
2/19            $27,841                 $34,108                         $33,153

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through December 31, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 11

Performance Update | 2/28/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2019)
--------------------------------------------------------
                                               MSCI
                                      MSCI     All
                                      World    Country
                  If       If         ND       World
Period            Held     Redeemed   Index    ND Index
--------------------------------------------------------
10 years          10.52%   10.52%     13.05%   12.73%
5 years            4.35     4.35       6.53     6.28
1 year            -9.01    -9.01       0.43    -0.84
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                2.03%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
2/09            $10,000                 $10,000                         $10,000
2/10            $14,650                 $15,430                         $15,812
2/11            $16,867                 $18,774                         $19,218
2/12            $16,410                 $18,456                         $18,932
2/13            $17,885                 $20,430                         $20,690
2/14            $21,977                 $24,859                         $24,448
2/15            $23,776                 $26,815                         $26,295
2/16            $20,739                 $23,865                         $23,056
2/17            $24,360                 $28,939                         $28,145
2/18            $29,884                 $33,962                         $33,435
2/19            $27,193                 $34,108                         $33,153

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

12 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2019)
--------------------------------------------------------
                                             MSCI
                    Net          MSCI        All
                    Asset        World       Country
                    Value        ND          World
Period              (NAV)        Index       ND Index
--------------------------------------------------------
10 years            11.66%       13.05%      12.73%
5 years              5.55         6.53        6.28
1 year              -7.95         0.43       -0.84
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
--------------------------------------------------------
                Gross        Net
--------------------------------------------------------
                0.86%        0.80%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
2/09            $ 5,000,000             $ 5,000,000                     $ 5,000,000
2/10            $ 7,391,493             $ 7,715,021                     $ 7,905,891
2/11            $ 8,580,949             $ 9,387,206                     $ 9,608,950
2/12            $ 8,434,186             $ 9,228,106                     $ 9,466,048
2/13            $ 9,273,551             $10,214,918                     $10,345,174
2/14            $11,497,967             $12,429,694                     $12,223,941
2/15            $12,548,320             $13,407,587                     $13,147,423
2/16            $11,085,069             $11,932,442                     $11,527,859
2/17            $13,186,673             $14,469,631                     $14,072,527
2/18            $16,360,892             $16,981,224                     $16,717,334
2/19            $15,060,634             $17,053,810                     $16,576,526

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through December 31, 2019, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 13

Performance Update | 2/28/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2019)
--------------------------------------------------------
                                             MSCI
                    Net          MSCI        All
                    Asset        World       Country
                    Value        ND          World
Period              (NAV)        Index       ND Index
--------------------------------------------------------
10 years            11.34%       13.05%      12.73%
5 years              4.95         6.53        6.28
1 year              -8.62         0.43       -0.84
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
--------------------------------------------------------
                Gross        Net
--------------------------------------------------------
                1.65%        1.55%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
2/09            $10,000                 $10,000                         $10,000
2/10            $14,783                 $15,430                         $15,812
2/11            $17,162                 $18,774                         $19,218
2/12            $16,868                 $18,456                         $18,932
2/13            $18,547                 $20,430                         $20,690
2/14            $22,996                 $24,859                         $24,448
2/15            $25,079                 $26,815                         $26,295
2/16            $22,036                 $23,865                         $23,056
2/17            $26,016                 $28,939                         $28,145
2/18            $32,044                 $33,962                         $33,435
2/19            $29,280                 $34,108                         $33,153

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 31, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

14 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2019)
--------------------------------------------------------
                                             MSCI
                    Net          MSCI        All
                    Asset        World       Country
                    Value        ND          World
Period              (NAV)        Index       ND Index
--------------------------------------------------------
10 years            11.99%       13.05%      12.73%
5 years              5.63         6.53        6.28
1 year              -7.96         0.43       -0.84
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
--------------------------------------------------------
                Gross        Net
--------------------------------------------------------
                0.97%        0.70%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                                          MSCI All Country
                Equity Fund             MSCI World ND Index             World ND Index
2/09            $ 5,000,000             $ 5,000,000                     $ 5,000,000
2/10            $ 7,439,026             $ 7,715,021                     $ 7,905,891
2/11            $ 8,682,782             $ 9,387,206                     $ 9,608,950
2/12            $ 8,567,047             $ 9,228,106                     $ 9,466,048
2/13            $ 9,472,084             $10,214,918                     $10,345,174
2/14            $11,800,208             $12,429,694                     $12,223,941
2/15            $12,926,552             $13,407,587                     $13,147,423
2/16            $11,413,107             $11,932,442                     $11,527,859
2/17            $13,588,107             $14,469,631                     $14,072,527
2/18            $16,859,790             $16,981,224                     $16,717,334
2/19            $15,517,119             $17,053,810                     $16,576,526

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 31, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2018, through February 28, 2019.

----------------------------------------------------------------------------------------------
Share Class                         A            C            K            R            Y
----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 9/1/18
----------------------------------------------------------------------------------------------
Ending Account                    $929.30      $926.60      $931.80      $928.50      $931.60
Value on 2/28/19
----------------------------------------------------------------------------------------------
Expenses Paid                       $5.45        $8.93        $3.45        $6.74        $3.45
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.87%, 0.72%, 1.41% and 0.72% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2018, through February 28, 2019.

----------------------------------------------------------------------------------------------
Share Class                         A            C            K            R            Y
----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 9/1/18
----------------------------------------------------------------------------------------------
Ending Account                  $1,019.14    $1,015.52    $1,021.22    $1,017.80    $1,021.22
Value on 2/28/19
----------------------------------------------------------------------------------------------
Expenses Paid                       $5.71        $9.35        $3.61        $7.05        $3.61
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.87%, 0.72%, 1.41% and 0.72% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 17

Schedule of Investments | 2/28/19 (unaudited)

-----------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------
                       UNAFFILIATED ISSUERS -- 99.0%
                       COMMON STOCKS -- 98.2% of Net Assets
                       Aerospace & Defense -- 0.7%
   278,099             BAE Systems Plc                                                         $  1,721,362
                                                                                               ------------
                       Total Aerospace & Defense                                               $  1,721,362
-----------------------------------------------------------------------------------------------------------
                       Auto Components -- 2.3%
    57,500             Aisin Seiki Co., Ltd.                                                   $  2,247,286
    84,800             Bridgestone Corp.                                                          3,348,707
                                                                                               ------------
                       Total Auto Components                                                   $  5,595,993
-----------------------------------------------------------------------------------------------------------
                       Automobiles -- 0.3%
    12,377             Daimler AG                                                              $   741,748
                                                                                               ------------
                       Total Automobiles                                                       $   741,748
-----------------------------------------------------------------------------------------------------------
                       Banks -- 12.5%
   670,014             Abu Dhabi Commercial Bank PJSC                                          $  1,738,660
 2,483,000             Agricultural Bank of China, Ltd., Class H                                  1,187,911
   124,067             Bank of America Corp.                                                      3,607,868
 3,967,100             Bank Rakyat Indonesia Persero Tbk PT                                       1,085,698
13,789,200             Bank Tabungan Negara Persero Tbk PT                                        2,383,327
    49,222             BNP Paribas SA                                                             2,528,824
   257,800             ING Groep NV                                                               3,407,065
    30,996             JPMorgan Chase & Co.                                                       3,234,743
 4,049,597             Lloyds Banking Group Plc                                                   3,417,822
   955,000             Mitsubishi UFJ Financial Group, Inc.                                       4,946,145
    10,260(a)          SVB Financial Group                                                        2,535,862
                                                                                               ------------
                       Total Banks                                                             $ 30,073,925
-----------------------------------------------------------------------------------------------------------
                       Capital Markets -- 4.4%
   172,071             Blackstone Group LP                                                     $  5,745,451
   116,567             Morgan Stanley                                                             4,893,483
                                                                                               ------------
                       Total Capital Markets                                                   $ 10,638,934
-----------------------------------------------------------------------------------------------------------
                       Chemicals -- 2.0%
     5,602             LG Chem, Ltd.                                                           $  1,950,834
   214,700             Tokai Carbon Co., Ltd.                                                     2,999,908
                                                                                               ------------
                       Total Chemicals                                                         $  4,950,742
-----------------------------------------------------------------------------------------------------------
                       Communications Equipment -- 1.0%
   389,226             Nokia OYJ                                                               $  2,358,001
                                                                                               ------------
                       Total Communications Equipment                                          $  2,358,001
-----------------------------------------------------------------------------------------------------------
                       Construction Materials -- 1.3%
   100,800             CRH Plc                                                                 $  3,191,000
                                                                                               ------------
                       Total Construction Materials                                            $  3,191,000
-----------------------------------------------------------------------------------------------------------
                       Consumer Finance -- 3.7%
   125,810             Discover Financial Services                                             $  9,009,254
                                                                                               ------------
                       Total Consumer Finance                                                  $  9,009,254
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

-----------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------
                       Diversified Telecommunication Services -- 4.9%
   345,919             AT&T, Inc.                                                              $ 10,764,999
    94,289             CenturyLink, Inc.                                                          1,243,672
                                                                                               ------------
                       Total Diversified Telecommunication Services                            $ 12,008,671
-----------------------------------------------------------------------------------------------------------
                       Electrical Equipment -- 2.0%
   382,400             Mitsubishi Electric Corp.                                               $  4,796,404
                                                                                               ------------
                       Total Electrical Equipment                                              $  4,796,404
-----------------------------------------------------------------------------------------------------------
                       Electronic Equipment, Instruments & Components -- 3.0%
    31,856             CDW Corp.                                                               $  2,990,960
     5,863             Samsung SDI Co., Ltd.                                                      1,238,686
   257,800             Sunny Optical Technology Group Co., Ltd.                                   3,044,160
                                                                                               ------------
                       Total Electronic Equipment, Instruments & Components                    $  7,273,806
-----------------------------------------------------------------------------------------------------------
                       Entertainment -- 2.6%
    19,044(a)          Electronic Arts, Inc.                                                   $  1,824,034
    69,878(a)          iQIYI, Inc. (A.D.R.)                                                       1,897,887
    80,761             Viacom, Inc., Class B                                                      2,359,836
                                                                                               ------------
                       Total Entertainment                                                     $  6,081,757
-----------------------------------------------------------------------------------------------------------
                       Equity Real Estate Investment Trusts (REIT) -- 0.6%
     7,872             Simon Property Group, Inc.                                              $  1,426,091
                                                                                               ------------
                       Total Equity Real Estate Investment Trusts (REIT)                       $  1,426,091
-----------------------------------------------------------------------------------------------------------
                       Food & Staples Retailing -- 2.5%
    83,748             Walgreens Boots Alliance, Inc.                                          $  5,962,020
                                                                                               ------------
                       Total Food & Staples Retailing                                          $  5,962,020
-----------------------------------------------------------------------------------------------------------
                       Health Care Providers & Services -- 1.1%
    17,281(a)          Laboratory Corp. of America Holdings                                    $  2,561,735
                                                                                               ------------
                       Total Health Care Providers & Services                                  $  2,561,735
-----------------------------------------------------------------------------------------------------------
                       Hotels, Restaurants & Leisure -- 1.0%
   125,900             KOMEDA Holdings Co., Ltd.                                               $  2,413,843
                                                                                               ------------
                       Total Hotels, Restaurants & Leisure                                     $  2,413,843
-----------------------------------------------------------------------------------------------------------
                       Household Durables -- 0.3%
    18,653             Persimmon Plc                                                           $   602,906
                                                                                               ------------
                       Total Household Durables                                                $   602,906
-----------------------------------------------------------------------------------------------------------
                       Insurance -- 2.9%
    53,870             Progressive Corp.                                                       $  3,927,123
    17,488             Willis Towers Watson Plc                                                   3,008,286
                                                                                               ------------
                       Total Insurance                                                         $  6,935,409
-----------------------------------------------------------------------------------------------------------
                       Interactive Media & Services -- 3.1%
     2,495(a)          Alphabet, Inc., Class A                                                 $  2,810,742
     1,860(a)          Alphabet, Inc., Class C                                                    2,083,051
    17,413(a)          Baidu, Inc. (A.D.R.)                                                       2,830,309
                                                                                               ------------
                       Total Interactive Media & Services                                      $  7,724,102
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 19

-----------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------
                       Internet & Direct Marketing Retail -- 2.5%
       956(a)          Booking Holdings, Inc.                                                  $  1,622,370
   115,572             eBay, Inc.                                                                 4,293,500
                                                                                               ------------
                       Total Internet & Direct Marketing Retail                                $  5,915,870
-----------------------------------------------------------------------------------------------------------
                       IT Services -- 0.5%
     8,524             Visa, Inc.                                                              $  1,262,575
                                                                                               ------------
                       Total IT Services                                                       $  1,262,575
-----------------------------------------------------------------------------------------------------------
                       Leisure Products -- 0.3%
 2,036,000             Goodbaby International Holdings, Ltd.                                   $   734,753
                                                                                               ------------
                       Total Leisure Products                                                  $   734,753
-----------------------------------------------------------------------------------------------------------
                       Machinery -- 1.5%
    27,782             Stanley Black & Decker, Inc.                                            $  3,679,170
                                                                                               ------------
                       Total Machinery                                                         $  3,679,170
-----------------------------------------------------------------------------------------------------------
                       Metals & Mining -- 2.3%
   112,477             Antofagasta Plc                                                         $  1,395,757
    67,844             Nucor Corp.                                                                4,109,311
                                                                                               ------------
                       Total Metals & Mining                                                   $  5,505,068
-----------------------------------------------------------------------------------------------------------
                       Oil, Gas & Consumable Fuels -- 11.4%
    76,670             Energy Transfer LP                                                      $  1,133,949
    73,760             Marathon Petroleum Corp.                                                   4,573,858
    34,452             MPLX LP                                                                    1,142,429
   578,196             Rosneft Oil Co. PJSC (G.D.R.)                                              3,461,527
   288,205             Royal Dutch Shell Plc                                                      9,001,348
   147,052             TOTAL SA                                                                   8,368,656
                                                                                               ------------
                       Total Oil, Gas & Consumable Fuels                                       $ 27,681,767
-----------------------------------------------------------------------------------------------------------
                       Pharmaceuticals -- 7.1%
   121,484             GlaxoSmithKline Plc                                                     $  2,418,469
    36,945             Merck & Co., Inc.                                                          3,003,259
    46,905             Novartis AG                                                                4,278,855
    99,719             Pfizer, Inc.                                                               4,322,819
    11,446             Roche Holding AG                                                           3,180,501
                                                                                               ------------
                       Total Pharmaceuticals                                                   $ 17,203,903
-----------------------------------------------------------------------------------------------------------
                       Real Estate Management & Development -- 0.7%
   463,846(a)          Vinhomes JSC (144A)                                                     $  1,750,297
                                                                                               ------------
                       Total Real Estate Management & Development                              $  1,750,297
-----------------------------------------------------------------------------------------------------------
                       Road & Rail -- 1.0%
    22,387             Kansas City Southern                                                    $  2,432,124
                                                                                               ------------
                       Total Road & Rail                                                       $  2,432,124
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

-----------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------
                       Semiconductors & Semiconductor Equipment -- 2.1%
    34,203(a)          Advanced Micro Devices, Inc.                                            $    804,797
   107,392(a)          Micron Technology, Inc.                                                    4,390,185
                                                                                               ------------
                       Total Semiconductors & Semiconductor Equipment                          $  5,194,982
-----------------------------------------------------------------------------------------------------------
                       Software -- 5.7%
    90,995             Microsoft Corp.                                                         $ 10,194,170
    70,583             Oracle Corp.                                                               3,679,492
                                                                                               ------------
                       Total Software                                                          $ 13,873,662
-----------------------------------------------------------------------------------------------------------
                       Technology Hardware, Storage & Peripherals -- 4.4%
    61,375             Apple, Inc.                                                             $ 10,627,081
                                                                                               ------------
                       Total Technology Hardware, Storage & Peripherals                        $ 10,627,081
-----------------------------------------------------------------------------------------------------------
                       Textiles, Apparel & Luxury Goods -- 2.4%
   278,000             ANTA Sports Products, Ltd.                                              $  1,626,296
    61,965             Moncler S.p.A.                                                             2,375,255
    15,819             PVH Corp.                                                                  1,816,654
                                                                                               ------------
                       Total Textiles, Apparel & Luxury Goods                                  $  5,818,205
-----------------------------------------------------------------------------------------------------------
                       Trading Companies & Distributors -- 3.1%
    22,966(a)          AerCap Holdings NV                                                      $  1,036,685
    48,653(a)          United Rentals, Inc.                                                       6,548,207
                                                                                               ------------
                       Total Trading Companies & Distributors                                  $  7,584,892
-----------------------------------------------------------------------------------------------------------
                       Wireless Telecommunication Services -- 1.0%
 1,335,277             Vodafone Group Plc                                                      $  2,381,104
                                                                                               ------------
                       Total Wireless Telecommunication Services                               $  2,381,104
-----------------------------------------------------------------------------------------------------------
                       TOTAL COMMON STOCKS
                       (Cost $231,049,231)                                                     $237,713,156
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY OBLIGATION --
                       0.8% of Net Assets
 2,000,000(b)          U.S. Treasury Bills, 3/12/19                                            $  1,998,562
-----------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                       (Cost $1,998,545)                                                       $  1,998,562
-----------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.0%
                       (Cost $233,047,776) (c)                                                 $239,711,718
-----------------------------------------------------------------------------------------------------------
                       OTHER ASSETS AND LIABILITIES -- 1.0%                                    $  2,391,615
-----------------------------------------------------------------------------------------------------------
                       NET ASSETS -- 100.0%                                                    $242,103,333
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 21

(A.D.R.)   American Depositary Receipts.

(G.D.R.)   Global Depositary Receipts.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2019, the value of these securities amounted to $1,750,297, or 0.7% of net assets.

(a)        Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

(c) Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

           United States                                                   57.8%
           Japan                                                            8.7%
           United Kingdom                                                   5.7%
           Netherlands                                                      5.2%
           China                                                            4.7%
           France                                                           4.6%
           Switzerland                                                      3.1%
           Ireland                                                          1.8%
           Indonesia                                                        1.4%
           Russia                                                           1.4%
           South Korea                                                      1.3%
           Italy                                                            1.0%
           Finland                                                          1.0%
           Other (individually less than 1%)                                2.3%
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2019, aggregated to $93,707,012 and $115,480,034, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2019, the Fund did not engage in cross trade activity.

At February 28, 2019, the net unrealized appreciation on investments based on cost for federal tax purpose of $ $232,900,740 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                               $ 18,550,802
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                (11,739,824)
                                                                             ------------
   Net unrealized appreciation                                               $  6,810,978
                                                                             ============

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2019, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------------------------
                                                  Level 1           Level 2          Level 3      Total
---------------------------------------------------------------------------------------------------------------
Common Stocks
 Aerospace & Defense                              $         --      $ 1,721,362      $ --         $  1,721,362
 Auto Components                                            --        5,595,993        --            5,595,993
 Automobiles                                                --          741,748        --              741,748
 Banks                                               9,378,473       20,695,452        --           30,073,925
 Chemicals                                                  --        4,950,742        --            4,950,742
 Communications Equipment                                   --        2,358,001        --            2,358,001
 Construction Materials                                     --        3,191,000        --            3,191,000
 Electrical Equipment                                       --        4,796,404        --            4,796,404
 Electronic Equipment,
   Instruments & Components                          2,990,960        4,282,847        --            7,273,807
 Hotels, Restaurants & Leisure                              --        2,413,842        --            2,413,842
 Household Durables                                         --          602,906        --              602,906
 Leisure Products                                           --          734,753        --              734,753
 Metals & Mining                                     4,109,311        1,395,757        --            5,505,068
 Oil, Gas & Consumable Fuels                         6,850,235       20,831,532        --           27,681,767
 Pharmaceuticals                                     7,326,078        9,877,825        --           17,203,903
 Real Estate Management &
   Development                                              --        1,750,297        --            1,750,297
 Textiles, Apparel & Luxury Goods                    1,816,654        4,001,551        --            5,818,205
 Wireless Telecommunication
   Services                                                 --        2,381,104        --            2,381,104
 All Other Common Stocks                           112,918,329               --        --          112,918,329
U.S. Government and Agency
 Obligation                                                 --        1,998,562        --            1,998,562
---------------------------------------------------------------------------------------------------------------
Total Investments in Securities                   $145,390,040      $94,321,678      $ --         $239,711,718
===============================================================================================================

During the six months ended February 28, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 23

Statement of Assets and Liabilities | 2/28/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $233,047,776)               $239,711,718
  Cash                                                                               2,766,813
  Foreign currencies, at value (cost $57)                                                   89
  Due from broker                                                                       39,219
  Receivables --
     Investment securities sold                                                      4,449,661
     Fund shares sold                                                                   42,033
     Dividends                                                                         785,157
  Due from the Adviser                                                                  50,661
  Other assets                                                                          47,029
-----------------------------------------------------------------------------------------------
        Total assets                                                              $247,892,380
===============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                              $  5,208,882
     Fund shares repurchased                                                           367,349
     Distributions                                                                       2,279
     Trustees' fees                                                                      1,359
  Due to affiliates                                                                     42,933
  Accrued expenses                                                                     166,245
-----------------------------------------------------------------------------------------------
        Total liabilities                                                         $  5,789,047
===============================================================================================
NET ASSETS:
  Paid-in capital                                                                 $251,482,836
  Distributable earnings (loss)                                                     (9,379,503)
-----------------------------------------------------------------------------------------------
        Net assets                                                                $242,103,333
===============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $ 143,046,564/10,370,296 shares)                              $      13.79
  Class C (based on $ 15,597,429/1,156,556 shares)                                $      13.49
  Class K (based on $ 47,502,645/3,450,702 shares)                                $      13.77
  Class R (based on $ 17,156,061/1,248,740 shares)                                $      13.74
  Class Y (based on $ 18,800,634/1,361,386 shares)                                $      13.81
MAXIMUM OFFERING PRICE:
  Class A (based on $13.79 net asset value per share/100% - 5.75%
     maximum sales charge)                                                        $      14.63
===============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Statement of Operations (unaudited)

For the Six Months Ended 2/28/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $127,841)                                                           $  3,127,663
  Interest from unaffiliated issuers                                                    55,595
---------------------------------------------------------------------------------------------------------------------
       Total investment income                                                                          $  3,183,258
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                                 $    838,086
  Administrative expense                                                                99,213
  Transfer agent fees
     Class A                                                                           104,206
     Class C                                                                             9,707
     Class K                                                                                43
     Class R                                                                            16,783
     Class Y                                                                            12,862
  Distribution fees
     Class A                                                                           182,321
     Class C                                                                            82,923
     Class R                                                                            45,133
  Shareowner communications expense                                                     26,005
  Custodian fees                                                                        33,152
  Registration fees                                                                     37,346
  Professional fees                                                                     28,540
  Printing expense                                                                      25,193
  Pricing fees                                                                           5,128
  Trustees' fees                                                                         3,968
  Insurance expense                                                                      1,826
  Miscellaneous                                                                         10,036
---------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                     $  1,562,471
     Less fees waived and expenses reimbursed by the Adviser                                                (192,549)
---------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                       $  1,369,922
---------------------------------------------------------------------------------------------------------------------
       Net investment income                                                                            $  1,813,336
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                          $ (5,629,294)
     Futures contracts                                                                 458,750
     Other assets and liabilities denominated in foreign currencies                    (87,827)         $ (5,258,371)
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                          $(16,806,383)
     Other assets and liabilities denominated in foreign currencies                     (5,322)         $(16,811,705)
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                $(22,070,076)
---------------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                                  $(20,256,740)
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 25

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                             Ended                  Year
                                                                             2/28/19                Ended
                                                                             (unaudited)            8/31/18
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                                 $  1,813,336           $  2,839,607
Net realized gain (loss) on investments                                        (5,258,371)            22,574,504
Change in net unrealized appreciation (depreciation)
    on investments                                                            (16,811,705)            (3,026,415)
-----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                                     $(20,256,740)          $ 22,387,696
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
    Class A ($1.30 and $1.05 per share, respectively)                        $(12,915,381)          $ (5,241,115)
    Class C ($1.22 and $0.92 per share, respectively)                          (1,347,514)              (707,147)
    Class K ($1.37 and $1.14 per share, respectively)                          (4,568,270)            (4,059,548)
    Class R ($1.25 and $0.98 per share, respectively)                          (1,525,758)              (915,500)
    Class Y ($1.38 and $1.11 per share, respectively)                          (2,058,755)            (1,961,297)
-----------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                                  $(22,415,678)          $(12,884,607)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            $ 24,497,929           $ 63,338,715
Shares issued in reorganization**                                                      --            117,142,875
Reinvestment of distributions                                                  17,500,256              7,609,676
Cost of shares repurchased                                                    (43,642,239)           (88,874,768)
-----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from Fund
         share transactions                                                  $ (1,644,054)          $ 99,216,498
-----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                                  $(44,316,472)          $108,719,587
NET ASSETS:***
Beginning of period                                                          $286,419,805           $177,700,218
-----------------------------------------------------------------------------------------------------------------
End of period                                                                $242,103,333           $286,419,805
=================================================================================================================
*   For the year ended August 31, 2018, distributions to shareowners were presented as follows:
    Net investment income:
      Class A ($0.21 per share)                                                                     $ (1,087,216)
      Class C ($0.08 per share)                                                                          (60,740)
      Class K ($0.30 per share)                                                                       (1,060,925)
      Class R ($0.14 per share)                                                                         (129,125)
      Class Y ($0.27 per share)                                                                         (498,428)
    Net realized gain:
      Class A ($0.84 per share)                                                                     $ (4,153,899)
      Class C ($0.84 per share)                                                                         (646,407)
      Class K ($0.84 per share)                                                                       (2,998,623)
      Class R ($0.84 per share)                                                                         (786,375)
      Class Y ($0.84 per share)                                                                       (1,462,869)
**  See Notes to Financial Statements (Note 7).
*** For the year ended August 31, 2018, undistributed net investment income was presented as follows:
    $664,770.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

---------------------------------------------------------------------------------------------------------------------
                                                Six Months        Six Months
                                                Ended             Ended
                                                2/28/19           2/28/19             Year Ended        Year Ended
                                                Shares            Amount              8/31/18           8/31/18
                                                (unaudited)       (unaudited)         Shares            Amount
---------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                        859,145        $ 13,109,227         1,212,851        $ 19,829,699
Shares issued in
  reorganization*                                       --                  --         4,853,591          76,250,037
Reinvestment of distributions                      918,067          12,547,111           321,746           5,030,708
Less shares repurchased                         (1,103,678)        (15,587,583)       (1,662,931)        (27,061,954)
---------------------------------------------------------------------------------------------------------------------
     Net increase                                  673,534        $ 10,068,755         4,725,257        $ 74,048,490
=====================================================================================================================
Class C
Shares sold                                         78,013        $  1,074,076           372,584        $  6,021,726
Shares issued in
  reorganization*                                       --                  --           873,566          13,470,367
Reinvestment of distributions                       97,823           1,310,828            45,174             692,520
Less shares repurchased                           (684,717)        (10,412,720)         (407,977)         (6,514,813)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                      (508,881)       $ (8,027,816)          883,347        $ 13,669,800
=====================================================================================================================
Class K
Shares sold                                        125,934        $  1,637,356                --        $         --
Reinvestment of distributions                       42,556             522,646                --                  --
Less shares repurchased                           (133,488)         (1,936,555)         (169,891)         (2,767,714)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                        35,002        $    223,447          (169,891)       $ (2,767,714)
=====================================================================================================================
Class R
Shares sold                                        341,301        $  4,525,633           274,141        $  4,404,701
Shares issued in
  reorganization*                                       --                  --         1,270,488          19,857,714
Reinvestment of distributions                       88,826           1,210,211                16                 246
Less shares repurchased                           (465,474)         (6,272,349)       (1,383,989)        (22,500,030)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                       (35,347)       $   (536,505)          160,656        $  1,762,631
=====================================================================================================================
Class Y
Shares sold                                        293,537        $  4,151,637         2,014,484        $ 33,082,589
Shares issued in
  reorganization*                                       --                  --           480,606           7,564,757
Reinvestment of distributions                      139,785           1,909,460           120,347           1,886,202
Less shares repurchased                           (664,734)         (9,433,032)       (1,840,330)        (30,030,257)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                      (231,412)       $ (3,371,935)          775,107        $ 12,503,291
=====================================================================================================================
* See Notes to Financial Statements (Note 7).

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year         Year        Year        Year       Year
                                                             2/28/19        Ended        Ended       Ended       Ended      Ended
                                                             (unaudited)    8/31/18      8/31/17     8/31/16*    8/31/15*   8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  16.26       $  15.77     $ 13.43     $ 13.00     $ 14.05    $ 11.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.10(a)    $   0.16(a)  $  0.11(a)  $  0.14(a)  $  0.07    $  0.27
  Net realized and unrealized gain (loss) on investments        (1.27)          1.38        2.40        0.37       (0.74)      2.67
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (1.17)      $   1.54     $  2.51     $  0.51     $ (0.67)   $  2.94
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.08)      $  (0.21)    $ (0.17)    $ (0.08)    $ (0.38)   $ (0.20)
  Net realized gain                                             (1.22)         (0.84)         --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (1.30)      $  (1.05)    $ (0.17)    $ (0.08)    $ (0.38)   $ (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (2.47)      $   0.49     $  2.34     $  0.43     $ (1.05)   $  2.74
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.79       $  16.26     $ 15.77     $ 13.43     $ 13.00    $ 14.05
====================================================================================================================================
Total return (b)                                                (7.07)%(c)     10.01%      18.89%       3.92%      (4.88)%    26.13%
Ratio of net expenses to average net assets                      1.14%(d)       1.24%       1.27%       1.30%       1.30%      1.30%
Ratio of net investment income (loss) to average net assets      1.40%(d)       0.99%       0.79%       1.08%       0.60%      2.01%
Portfolio turnover rate                                            38%(c)         98%         85%         88%        109%       121%
Net assets, end of period (in thousands)                     $143,047       $157,633     $78,417     $74,333     $77,115    $76,638
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           1.28%(d)       1.40%       1.46%       1.45%       1.50%      1.56%
  Net investment income (loss) to average net assets             1.26%(d)       0.83%       0.60%       0.94%       0.40%      1.75%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year        Year         Year
                                                             2/28/19       Ended       Ended       Ended       Ended        Ended
                                                             (unaudited)   8/31/18     8/31/17     8/31/16*    8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 15.88       $ 15.42     $ 13.13     $ 12.72     $ 13.78      $11.11
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.04(a)    $  0.04(a)  $  0.01(a)  $  0.04(a)  $ (0.08)(b)  $ 0.14
  Net realized and unrealized gain (loss) on investments       (1.21)         1.34        2.34        0.37       (0.68)       2.63
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (1.17)      $  1.38     $  2.35     $  0.41     $ (0.76)     $ 2.77
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $    --       $ (0.08)    $ (0.06)    $    --     $ (0.30)     $(0.10)
  Net realized gain                                            (1.22)        (0.84)         --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (1.22)      $ (0.92)    $ (0.06)    $    --     $ (0.30)     $(0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (2.39)      $  0.46     $  2.29     $  0.41     $ (1.06)     $ 2.67
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.49       $ 15.88     $ 15.42     $ 13.13     $ 12.72      $13.78
====================================================================================================================================
Total return (c)                                               (7.34)%(d)     9.15%      18.00%       3.22%      (5.60)%     24.98%
Ratio of net expenses to average net assets                     1.87%(e)      1.97%       2.00%       2.03%       2.05%       2.20%
Ratio of net investment income (loss) to average net assets     0.63%(e)      0.28%       0.07%       0.35%      (0.14)%      1.13%
Portfolio turnover rate                                           38%(d)        98%         85%         88%        109%        121%
Net assets, end of period (in thousands)                     $15,597       $26,444     $12,056     $12,170     $13,552      $8,427
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          2.01%(e)      2.13%       2.19%       2.16%       2.21%       2.35%
  Net investment income (loss) to average net assets            0.49%(e)      0.12%      (0.12)%      0.22%      (0.30)%      0.98%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended         Year        Year        Year        12/31/14
                                                                     2/28/19       Ended       Ended       Ended       to
                                                                     (unaudited)   8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                 $ 16.28       $ 15.81     $ 13.47     $ 13.03     $  13.51
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $  0.13(a)    $  0.22(a)  $  0.18(a)  $  0.21(a)  $  0.11
  Net realized and unrealized gain (loss) on investments               (1.27)         1.39        2.40        0.38       (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $ (1.14)      $  1.61     $  2.58     $  0.59     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $ (0.15)      $ (0.30)    $ (0.24)    $ (0.15)    $    --
  Net realized gain                                                    (1.22)        (0.84)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $ (1.37)      $ (1.14)    $ (0.24)    $ (0.15)    $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (2.51)      $  0.47     $  2.34     $  0.44     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 13.77       $ 16.28     $ 15.81     $ 13.47     $ 13.03
====================================================================================================================================
Total return (b)                                                       (6.82)%(c)    10.47%      19.44%       4.51%      (3.55)%(c)
Ratio of net expenses to average net assets                             0.72%(d)      0.80%       0.79%       0.79%       0.79%(d)
Ratio of net investment income (loss) to average net assets             1.83%(d)      1.35%       1.26%       1.58%       1.44%(d)
Portfolio turnover rate                                                   38%(c)        98%         85%         88%        109%
Net assets, end of period (in thousands)                             $47,503       $55,602     $56,693     $52,222     $54,305
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  0.86%(d)      0.96%       0.98%       0.92%       0.95%(d)
  Net investment income to average net assets                           1.69%(d)      1.19%       1.07%       1.45%       1.28%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended         Year        Year        Year        7/1/15
                                                                      2/28/19       Ended       Ended       Ended       to
                                                                      (unaudited)   8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                  $ 16.15       $ 15.65     $ 13.36     $ 12.99     $14.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.08(a)    $  0.09(a)  $  0.08(a)  $  0.13(a)  $ 0.00(b)
  Net realized and unrealized gain (loss) on investments                (1.24)         1.39        2.36        0.37      (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ (1.16)      $  1.48     $  2.44     $  0.50     $(1.09)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.03)      $ (0.14)    $ (0.15)    $ (0.13)    $   --
  Net realized gain                                                     (1.22)        (0.84)         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (1.25)      $ (0.98)    $ (0.15)    $ (0.13)    $   --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (2.41)      $  0.50     $  2.29     $  0.37     $(1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.74       $ 16.15     $ 15.65     $ 13.36     $12.99
====================================================================================================================================
Total return (c)                                                        (7.15)%(d)     9.68%      18.47%       3.85%     (7.74)%(d)
Ratio of net expenses to average net assets                              1.41%(e)      1.55%       1.55%       1.55%      1.38%(e)
Ratio of net investment income (loss) to average net assets              1.13%(e)      0.58%       0.54%       1.04%      0.25%(e)
Portfolio turnover rate                                                    38%(d)        98%         85%         88%       109%
Net assets, end of period (in thousands)                              $17,156       $20,733     $17,587     $14,562     $2,304
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   1.55%(e)      1.75%       1.75%       1.68%      1.55%(e)
  Net investment income (loss) to average net assets                     0.99%(e)      0.38%       0.34%       0.91%      0.08%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or ($0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 31

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended          Year        Year        Year       Year       Year
                                                               2/28/19        Ended       Ended       Ended      Ended      Ended
                                                               (unaudited)    8/31/18     8/31/17     8/31/16*   8/31/15*   8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $ 16.33        $ 15.83     $ 13.50     $13.06     $ 14.12    $ 11.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.13(a)     $  0.22(a)  $  0.18(a)  $ 0.20(a)  $  0.01    $  0.37
  Net realized and unrealized gain (loss) on investments         (1.27)          1.39        2.40       0.39       (0.62)      2.63
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ (1.14)       $  1.61     $  2.58     $ 0.59     $ (0.61)   $  3.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.16)       $ (0.27)    $ (0.25)    $(0.15)    $ (0.45)   $ (0.25)
  Net realized gain                                              (1.22)         (0.84)         --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (1.38)       $ (1.11)    $ (0.25)    $(0.15)    $ (0.45)   $ (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (2.52)       $  0.50     $  2.33     $ 0.44     $ (1.06)   $  2.75
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 13.81        $ 16.33     $ 15.83     $13.50     $ 13.06    $ 14.12
====================================================================================================================================
Total return (b)                                                  (6.84)%(c)    10.50%      19.45%      4.50%      (4.48)%    26.66%
Ratio of net expenses to average net assets                       0.72%(d)       0.80%       0.80%      0.80%       0.80%      0.80%
Ratio of net investment income (loss) to average net assets       1.79%(d)       1.36%       1.22%      1.55%       0.85%      2.58%
Portfolio turnover rate                                             38%(c)         98%         85%        88%        109%       121%
Net assets, end of period (in thousands)                       $18,801        $26,007     $12,947     $7,450     $23,815    $70,384
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            0.98%(d)       1.07%       1.10%      1.08%       0.96%      0.95%
  Net investment income to average net assets                     1.53%(d)       1.09%       0.92%      1.27%       0.69%      2.43%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Notes to Financial Statements | 2/28/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 33 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques

34 Pioneer Global Equity Fund | Semiannual Report | 2/28/19 to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight deposits at approved financial institutions.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At February 28, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 35

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

      In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

36 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 5,362,257
      Long-term capital gain                                          7,522,350
      --------------------------------------------------------------------------
          Total                                                     $12,884,607
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   419,470
      Undistributed long-term capital gain                           20,718,891
      Capital loss carryforward limited                              (8,931,910)
      Current year late year loss                                    (2,525,823)
      Net unrealized appreciation                                    23,612,287
      --------------------------------------------------------------------------
         Total                                                      $33,292,915
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap and future contracts, and tax adjustments on partnerships.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor, earned $7,001 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 37

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in countries with emerging (or developing) markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-

38 Pioneer Global Equity Fund | Semiannual Report | 2/28/19 dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2019, is recorded as "Due from broker" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 39 to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended February 28, 2019, was $(813,150). There were no open futures contracts at February 28, 2019.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.67% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.80%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 31, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Prior to October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2019, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,952 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2019.

40 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $22,306
Class C                                                                   2,551
Class K                                                                       6
Class R                                                                     617
Class Y                                                                     525
--------------------------------------------------------------------------------
 Total                                                                  $26,005
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,981 in distribution fees payable to the Distributor at February 28, 2019.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 41

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2019, CDSCs in the amount of $13,427 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2019, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

42 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

At February 28, 2019, the Fund had no open derivative instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended February 28, 2019, was as follows:

--------------------------------------------------------------------------------
                                               Foreign
Statement of              Interest    Credit   Exchange    Equity     Commodity
Operations                Rate Risk   Risk     Rate Risk   Risk       Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Futures contracts        $ --        $ --     $ --        $458,750   $ --
--------------------------------------------------------------------------------
  Total Value             $ --        $ --     $ --        $458,750   $ --
================================================================================

7. Reorganization Information

On November 17, 2017 ("Closing Date"), Pioneer Emerging Markets Fund ("Emerging Markets Fund") was reorganized into Pioneer Global Equity Fund ("Global Equity Fund"). The purpose of this transaction was to combine two funds (managed by the Adviser) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Emerging Markets Fund for shares of the Global Equity Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of the Emerging Markets Fund received corresponding Class A, Class C, Class R and Class Y shares of the Global Equity Fund, in the reorganization. The investment portfolio of the Emerging Markets Fund, with value of $32,132,807 and an identified cost of $32,488,550 at November 17, 2017, was the principal assets acquired by the Global Equity Fund.

For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at net asset value. However, the cost basis of the investments received from the Emerging Markets Fund was carried forward to align ongoing reporting of the Global Equity Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 43

The following charts show the details of the reorganization as of the Closing
Date:

-----------------------------------------------------------------------------------------------------
                                Emerging                Global Equity           Global Equity
                                Markets Fund            Fund                    Fund
                                (Pre-Reorganization)    (Pre-Reorganization)    (Post-Reorganization)
-----------------------------------------------------------------------------------------------------
Net Assets
 Class A                        $ 76,250,037            $ 82,649,884            $158,899,921
 Class C                          13,470,367              12,531,578              26,001,945
 Class K                                  --              56,126,289              56,126,289
 Class R                          19,857,714              15,214,992              35,072,706
 Class Y                           7,564,757              27,929,061              35,493,818
-----------------------------------------------------------------------------------------------------
Total Net Assets                $117,142,875            $194,451,804            $311,594,679
=====================================================================================================
Shares Outstanding
 Class A                           3,445,218               5,260,259              10,113,850
 Class C                             750,427                 812,497               1,686,063
 Class K                                  --               3,575,749               3,575,749
 Class R                             942,818                 973,430               2,243,918
 Class Y                             308,826               1,774,392               2,254,998

-----------------------------------------------------------------------------------------------------
                                                                                Shares Issued in
                                                        Exchange Ratio          Reorganization
                                                        Emerging Markets        of Emerging
                                                        Fund                    Markets Fund
-----------------------------------------------------------------------------------------------------
Class A                                                 1.4088                  4,853,591
Class C                                                 1.1641                    873,566
Class K                                                     --                         --
Class R                                                 1.3475                  1,270,488
Class Y                                                 1.5562                    480,606

-----------------------------------------------------------------------------------------------------
                                                        Unrealized
                                                        Appreciation            Accumulated
                                                        (Depreciation)          Gain (Loss) on
                                                        on Closing Date         Closing Date
-----------------------------------------------------------------------------------------------------
Emerging Markets                                        $  (355,300)            $(13,578,228)
Global Equity                                            35,159,526                 (757,607)

Assuming the Reorganization had been completed on September 1, 2017, the beginning of the Fund's current fiscal year, the pro forma results of operations for the year ended August 31, 2018, are as follows:

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                             $ 2,400,528
Net Realized and Unrealized Gains                                                         22,361,387
-----------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                           $24,761,915
=====================================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Equity Fund that have been included in the Statements of Operations since the Reorganization was consummated.

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Global Equity Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 45 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

46 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered a reduction in the Fund's management fee that would be effective October 1, 2018. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that would be effective October 1, 2018.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 47 the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The

48 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 49

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

50 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

                          This page is for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/19 51

                          This page is for your notes.

52 Pioneer Global Equity Fund | Semiannual Report | 2/28/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19129-13-0419


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2019

* Print the name and title of each signing officer under his or her signature.